UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.
(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

HARTFORD GROWTH OPPORTUNITIES HLS FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) started 2014 on a shaky note after posting a strong 32.39% gain in 2013. However, stocks managed to maintain modest gains throughout the first quarter and returned to a generally steady climb in the second quarter. Through June 30, 2014, the S&P 500 Index advanced 7.14%. It appears that much of the market volatility during the year can be attributed to heightened international tensions. In particular, the Russian annexation of Ukraine’s Crimean Peninsula and increased tensions in Iraq were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the new year, although much of the weakness seemed to dissipate as the year’s unusually harsh winter subsided. And despite initial reactions to the idea, when the U.S. Federal Reserve began tapering its quantitative-easing program in January by reducing its bond purchases by $10 billion a month, the markets took the policy change in stride.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at -2.9%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. It appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. If you have not already had a mid-year review of your portfolio, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange.

Hartford Growth Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Growth Opportunities HLS Fund inception 03/24/1987
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks capital appreciation.

Performance Overview 6/30/04 - 6/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/14)

	6 Month†	1 Year	5 Years	10 Years
Growth Opportunities IA	6.88%	29.29%	19.69%	9.63%
Growth Opportunities IB	6.71%	28.94%	19.39%	9.35%
Growth Opportunities IC	6.63%	28.66%	19.10%	9.08%
Russell 1000 Growth Index	6.31%	26.92%	19.24%	8.20%
Russell 3000 Growth Index	5.98%	26.75%	19.34%	8.27%

†	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Returns prior to the inception date of Class IC shares reflect the returns of Class IA shares adjusted to reflect the estimated fees and expenses of Class IC shares.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA, Class IB and IC were 0.65%, 0.90% and 1.15%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

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Hartford Growth Opportunities HLS Fund

Manager Discussion

June 30, 2014 (Unaudited)

Portfolio Managers
Michael T. Carmen, CFA	Mario E. Abularach, CFA	Stephen Mortimer
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Research Analyst	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 6.88% for the six-month period ended June 30, 2014, outperforming the Fund’s benchmark, the Russell 3000 Growth Index, which returned 5.98% for the same period. The Fund also outperformed the 4.78% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending June near an all-time high. After finishing 2013 with their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general concern surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites in February. Earnings season in April provided a varied yet encouraging picture, with companies generally reporting healthy earnings but more subdued revenues. The rally continued in May amid renewed signs of life in the housing market and the best payroll gains in more than two years. In June, strong manufacturing activity, coupled with continued positive momentum in housing and employment data, helped to offset a large negative revision to first quarter economic growth.

Growth stocks (+6.3%) underperformed Value stocks (+8.3%) during the period, as measured by the Russell 1000 Growth and Russell 1000 Value Indices. Nine out of ten sectors in the Russell 3000 Growth Index rose during the period. The Energy (+25%), Utilities (+18%), and Healthcare (+9%) sectors gained the most while Consumer Discretionary (0%) and Industrials (+4%) lagged on a relative basis.

Security selection was the main driver of relative outperformance during the period. Security selection was strongest in the Information Technology, Healthcare, and Materials sectors, with weaker selection in the Consumer Discretionary, Consumer Staples, and Industrials sectors. Sector allocation, a result of the bottom-up stock selection process, detracted from relative performance, in part due to an overweight in Consumer Discretionary and underweight in Energy.

The top relative contributors to performance in the Fund during the period were Platform Specialty (Materials), Forest Labs (Healthcare), and NXP Semiconductors (Information Technology). Shares of Platform Specialty, a company that develops, produces, and markets a range of specialty chemical and printing products, outperformed as investors have become increasingly optimistic about the firm’s ability to expand in the very large, unconsolidated specialty chemical market. Shares of Forest Labs, a U.S.-based pharmaceutical company, outperformed as it was announced that Acatives would be buying Forest Labs. Shares of NXP Semiconductors, a Netherlands-based semiconductor company, rose on speculation that NXP will provide NFC technology (short-range communications between compatible devices) to Apple's iPhone 6 and iWatch. Apple (Information Technology) was also among other top absolute contributors to performance.

The top relative and absolute detractors from performance during the period included DigitalGlobe (Industrials), Lululemon Athletica (Consumer Discretionary) and Whole Foods (Consumer Staples). Shares of DigitalGlobe, a leading player in satellite digital imagery, decreased due to more conservative earnings guidance for 2014. Shares of Lululemon Athletica, a manufacturer and retailer of premium athletic apparel, declined due to image challenges, a poor showing on analyst day, and new management additions which have continued to be disruptive to the business. Shares of Whole Foods, a natural foods grocery store chain operator, declined after it reported second quarter profit that was below analysts' estimates.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is your outlook?

Looking ahead, we think the global macro environment is as good as it has been in a number of years. Our biggest present day macro concern is the continuing conflict in the Middle East; we think the market may be too complacent about the potential contagion effects of an escalation in the current conflict in Iraq. We will watch the situation closely.

At the end of the period, the Fund was most overweight the Information Technology, Consumer Discretionary, and Healthcare sectors and most underweight the Consumer Staples, Materials, and Telecommunication Services sectors relative to the Russell 3000 Growth Index.

3

Hartford Growth Opportunities HLS Fund

Manager Discussion – (continued)

June 30, 2014 (Unaudited)

Diversification by Sector
as of June 30, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	19.8%
Consumer Staples	5.3
Energy	4.9
Financials	7.2
Health Care	14.4
Industrials	13.4
Information Technology	34.5
Materials	0.9
Services	0.2
Total	100.6%
Other Assets and Liabilities	(0.6)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Growth Opportunities HLS Fund

Schedule of Investments

June 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 100.6%
	Capital Goods - 7.7%
130	Acuity Brands, Inc.	$17,966
234	Danaher Corp.	18,385
507	DigitalGlobe, Inc. ●	14,103
671	HD Supply Holdings, Inc. ●	19,044
1,458	Lithium Technology Corp. ⌂●†	8,050
105	Owens Corning, Inc.	4,062
136	Pall Corp.	11,635
431	Textron, Inc.	16,506
		109,751
	Commercial and Professional Services - 4.5%
223	IHS, Inc. ●	30,274
219	Manpowergroup, Inc.	18,565
295	Nielsen N.V.	14,299
		63,138
	Consumer Durables and Apparel - 4.1%
154	Harman International Industries, Inc.	16,501
213	Lennar Corp.	8,956
4,504	Samsonite International S.A.	14,847
133	Whirlpool Corp.	18,533
		58,837
	Consumer Services - 5.6%
709	Diamond Resorts International, Inc. ●	16,506
118	Panera Bread Co. Class A ●	17,699
1,672	Sands China Ltd.	12,619
228	Starwood Hotels & Resorts, Inc.	18,398
186	Wyndham Worldwide Corp.	14,105
		79,327
	Diversified Financials - 3.9%
59	BlackRock, Inc.	18,932
321	Julius Baer Group Ltd.	13,223
494	Nomad Holdings Ltd. ●†	5,150
631	Platform Specialty Products Corp. ●	17,688
		54,993
	Energy - 4.9%
146	Baker Hughes, Inc.	10,857
223	Energen Corp.	19,778
127	EOG Resources, Inc.	14,849
104	Pioneer Natural Resources Co.	23,959
		69,443
	Food and Staples Retailing - 3.2%
181	CVS Caremark Corp.	13,609
333	Sprouts Farmers Markets, Inc. ●	10,899
537	Whole Foods Market, Inc.	20,738
		45,246
	Food, Beverage and Tobacco - 2.1%
120	Anheuser-Busch InBev N.V. ADR	13,841
126	Keurig Green Mountain, Inc.	15,674
		29,515
	Health Care Equipment and Services - 1.9%
459	Envision Healthcare Holdings ●	16,471
113	Universal Health Services, Inc. Class B	10,801
		27,272
	Insurance - 2.2%
323	American International Group, Inc.	17,637
427	XL Group plc	13,991
		31,628
	Materials - 0.9%
926	Cemex S.A.B. de C.V. ADR ●	12,248

	Pharmaceuticals, Biotechnology and Life Sciences - 12.5%
61	Actavis plc ●	13,560
67	Alnylam Pharmaceuticals, Inc. ●	4,243
118	Amgen, Inc.	13,923
883	Bristol-Myers Squibb Co.	42,815
159	Covance, Inc. ●	13,592
91	Forest Laboratories, Inc. ●	9,026
133	Incyte Corp. ●	7,484
236	Merck & Co., Inc.	13,662
162	Novartis AG	14,662
184	Ono Pharmaceutical Co., Ltd.	16,154
47	Regeneron Pharmaceuticals, Inc. ●	13,350
466	Zoetis, Inc.	15,026
		177,497
	Real Estate - 1.1%
476	CBRE Group, Inc. ●	15,235

	Retailing - 10.1%
54	Amazon.com, Inc. ●	17,514
27	AutoZone, Inc. ●	14,471
525	Lowe's Cos., Inc.	25,173
59	Netflix, Inc. ●	26,191
24	Priceline (The) Group, Inc. ●	28,990
139	Signet Jewelers Ltd.	15,341
95	Tory Burch LLC ⌂●†	6,397
87	TripAdvisor, Inc. ●	9,496
		143,573
	Semiconductors and Semiconductor Equipment - 3.0%
146	First Solar, Inc. ●	10,402
311	NXP Semiconductors N.V. ●	20,558
493	SunEdison, Inc. ●	11,150
		42,110
	Software and Services - 18.4%
841	Activision Blizzard, Inc.	18,759
376	Akamai Technologies, Inc. ●	22,939
1,364	Apigee Corp. ⌂●†	3,572
260	Autodesk, Inc. ●	14,676
84	Baidu, Inc. ADR ●	15,728
827	Cadence Design Systems, Inc. ●	14,466
266	Concur Technologies, Inc. ●	24,796
1,872	Essence Holding Group ⌂●†	2,664
535	Facebook, Inc. ●	36,026
15	Google, Inc. Class A ●	8,933
92	Google, Inc. Class C ●	53,069
64	New Relic, Inc. ⌂●†	1,665
280	Salesforce.com, Inc. ●	16,286
48	Tableau Software, Inc. ●	3,436
190	Uber Technologies, Inc. ⌂●†	10,609
177	Yelp, Inc. ●	13,552
		261,176
	Technology Hardware and Equipment - 13.1%
863	Apple, Inc.	80,169
464	DataLogix Holdings ⌂●†	4,300
160	F5 Networks, Inc. ●	17,851
178	Palo Alto Networks, Inc. ●	14,928
268	Pure Storage, Inc. ⌂●†	3,798
430	Qualcomm, Inc.	34,023
132	SanDisk Corp.	13,774
285	TE Connectivity Ltd.	17,619
		186,462

The accompanying notes are an integral part of these financial statements.

5

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Common Stocks - 100.6% - (continued)
	Telecommunication Services - 0.2%
164	DocuSign, Inc. ⌂●†		$3,344
			3,344
	Transportation - 1.2%
115	FedEx Corp.		17,401

	Total Common Stocks
	( Cost $1,239,025)		$1,428,196

Warrants - 0.0%
	Diversified Financials - 0.0%
493	Nomad Holdings Ltd. †		$223

	Total Warrants
	(Cost $5)		$223

	Total Long-Term Investments
	(Cost $1,239,030)		$1,428,419

	Total Investments
	(Cost $1,239,030) ▲	100.6%	$1,428,419
	Other Assets and Liabilities	(0.6)%	(7,847)
	Total Net Assets	100.0%	$1,420,572

The accompanying notes are an integral part of these financial statements.

6

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2014, the cost of securities for federal income tax purposes was $1,236,200 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$202,288
Unrealized Depreciation	(10,069)
Net Unrealized Appreciation	$192,219

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2014, the aggregate value of these securities was $49,772, which represents 3.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2014	1,364	Apigee Corp.	$3,969
05/2014	464	DataLogix Holdings	4,778
02/2014	164	DocuSign, Inc.	2,149
05/2014	1,872	Essence Holding Group	2,960
08/2013	1,458	Lithium Technology Corp.	7,108
04/2014	64	New Relic, Inc.	1,850
04/2014	268	Pure Storage, Inc.	4,220
11/2013	95	Tory Burch LLC	7,409
06/2014	190	Uber Technologies, Inc.	11,788

At June 30, 2014, the aggregate value of these securities was $44,399, which represents 3.1% of total net assets.

Foreign Currency Contracts Outstanding at June 30, 2014
						Unrealized Appreciation/(Depreciation)
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Asset	Liability
CHF	Buy	07/01/2014	CSFB	$455	$458	$3	$—

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CSFB	Credit Suisse First Boston Corp.

Currency Abbreviations:
CHF	Swiss Franc

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

7

Hartford Growth Opportunities HLS Fund

Investment Valuation Hierarchy Level Summary

June 30, 2014 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,428,196	$1,312,292	$71,505	$44,399
Warrants	223	223	—	—
Total	$1,428,419	$1,312,515	$71,505	$44,399
Foreign Currency Contracts *	$3	$—	$3	$—
Total	$3	$—	$3	$—

♦	For the six-month period ended June 30, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of June 30, 2014
Assets:
Common Stocks	$40,454	$—	$(2,376	)†	$—	$33,616	$—	$—	$(27,295)	$44,399
Warrants	323	—	—		—	—	—	—	(323)	—
Total	$40,777	$—	$(2,376)		$—	$33,616	$—	$—	$(27,618)	$44,399

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at June 30, 2014 was $(2,376).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth Opportunities HLS Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,239,030)	$1,428,419
Foreign currency on deposit with custodian (cost $158)	158
Unrealized appreciation on foreign currency contracts	3
Receivables:
Investment securities sold	28,727
Fund shares sold	13
Dividends and interest	464
Other assets	1
Total assets	1,457,785
Liabilities:
Bank overdraft	1,347
Payables:
Investment securities purchased	33,204
Fund shares redeemed	2,344
Investment management fees	118
Administrative fees	—
Distribution fees	6
Accrued expenses	194
Total liabilities	37,213
Net assets	$1,420,572
Summary of Net Assets:
Capital stock and paid-in-capital	$843,385
Undistributed net investment income	3,181
Accumulated net realized gain	384,617
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	189,389
Net assets	$1,420,572
Shares authorized	900,000
Par value	$0.001
Class IA: Net asset value per share	$43.37
Shares outstanding	28,764
Net assets	$1,247,619
Class IB: Net asset value per share	$42.46
Shares outstanding	4,070
Net assets	$172,828
Class IC: Net asset value per share	$43.34
Shares outstanding	3
Net assets	$125

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth Opportunities HLS Fund

Statement of Operations

For the Six-Month Period Ended June 30, 2014 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$5,259
Interest	3
Less: Foreign tax withheld	(231)
Total investment income, net	5,031

Expenses:
Investment management fees	3,608
Administrative service fees	—
Transfer agent fees	3
Distribution fees - Class IB	138
Distribution fees - Class IC	—
Custodian fees	11
Accounting services fees	59
Board of Directors' fees	14
Audit fees	9
Other expenses	124
Total expenses (before fees paid indirectly)	3,966
Commission recapture	(22)
Total fees paid indirectly	(22)
Total expenses, net	3,944
Net Investment Income	1,087

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	168,108
Net realized loss on purchased option contracts	(687)
Net realized loss on foreign currency contracts	(12)
Net realized loss on other foreign currency transactions	(28)
Net Realized Gain on Investments and Foreign Currency Transactions	167,381

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(88,751)
Net unrealized appreciation of purchased option contracts	687
Net unrealized appreciation of foreign currency contracts	3
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(3)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(88,064)
Net Gain on Investments and Foreign Currency Transactions	79,317
Net Increase in Net Assets Resulting from Operations	$80,404

The accompanying notes are an integral part of these financial statements.

10

Hartford Growth Opportunities HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
Operations:
Net investment income	$1,087	$2,058
Net realized gain on investments and foreign currency transactions	167,381	263,798
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(88,064)	80,326
Net Increase in Net Assets Resulting from Operations	80,404	346,182
Distributions to Shareholders:
From net investment income
Class IA	—	(91)
Total distributions	—	(91)
Capital Share Transactions:
Class IA
Sold	9,142	66,025
Issued in merger	160,101	—
Issued on reinvestment of distributions	—	91
Redeemed	(93,493)	(232,985)
Total capital share transactions	75,750	(166,869)
Class IB
Sold	7,299	22,177
Issued in merger	61,940	—
Redeemed	(13,548)	(52,667)
Total capital share transactions	55,691	(30,490)
Class IC
Sold	117	—
Redeemed	—	—
Total capital share transactions	117	—
Net increase (decrease) from capital share transactions	131,558	(197,359)
Net Increase in Net Assets	211,962	148,732
Net Assets:
Beginning of period	1,208,610	1,059,878
End of period	$1,420,572	$1,208,610
Undistributed (distribution in excess of) net investment income	$3,181	$2,094
Shares:
Class IA
Sold	261	1,923
Issued in merger	3,722	—
Issued on reinvestment of distributions	—	2
Redeemed	(2,260)	(6,705)
Total share activity	1,723	(4,780)
Class IB
Sold	139	654
Issued in merger	1,470	—
Redeemed	(335)	(1,551)
Total share activity	1,274	(897)
Class IC
Sold	3	—
Redeemed	—	—
Total share activity	3	—

The accompanying notes are an integral part of these financial statements.

11

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

(000’s Omitted)

Organization:

Hartford Growth Opportunities HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA, Class IB and Class IC shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and are also subject to an administrative service fee.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily

12

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements."

13

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at June 30, 2014
Assets:
Common Stocks:
Cost Δ	Recent trade price	$2.62 - $55.85 ($27.91)	$26,608
	Date	4/16/2014 - 6/5/2014
Model Δ	Enterprise Value/2014 EBITDA	12.39x to 19.65x	6,397
Model Δ	Enterprise Value/2015 EBITDA ◄	5.67x to 13.81x	3,344
Model Δ	Enterprise Value/2015 Revenue ■	2.63x to 4.58x	8,050
Total			$44,399

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
Δ	Includes illiquidity discount of 10%.
◄	The Option Pricing Method ("OPM") is used to allocate enterprise value between multiple tiers of equity. Inputs for the OPM include:
Volatility - 40%
Term to Liquidity Event - 1.5 years
Risk-free rate - 0.10%
■	The OPM is used to allocate enterprise values between multiple tiers of equity. Inputs for the OPM include:
Volatility - 40.0%
Term to Liquidity Event - 1.0 years
Risk-free rate - 0.10%

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

14

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk

15

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund had no outstanding repurchase agreements and related collateral as of June 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of June 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of June 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of June 30, 2014.

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or

16

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

As of June 30, 2014 the Fund had no outstanding purchased option or written option contracts. There were no transactions involving written option contracts during the six-month period ended June 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2014:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2014.

17

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased option contracts	$—	$—	$—	$(687)	$—	$—	$(687)
Net realized loss on foreign currency contracts	—	(12)	—	—	—	—	(12)
Total	$—	$(12)	$—	$(687)	$—	$—	$(699)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of investments in purchased option contracts	$—	$—	$—	$687	$—	$—	$687
Net change in unrealized appreciation of foreign currency contracts	—	3	—	—	—	—	3
Total	$—	$3	$—	$687	$—	$—	$690

The derivatives held by the Fund as of June 30, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for

18

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Ordinary Income	$91	$—

As of December 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$78,977
Undistributed Long-Term Capital Gain	139,576
Accumulated Capital and Other Losses*	(1,911)
Unrealized Appreciation†	225,055
Total Accumulated Earnings	$441,697

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(613)
Accumulated Net Realized Gain (Loss)	613

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

19

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

At December 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$1,911
Total	$1,911

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended December 31, 2013, the Fund utilized $47,332 of prior year capital loss carryforwards.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of June 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

20

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended June 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended June 30, 2014
Class IA	0.64%
Class IB	0.89
Class IC	1.14*

*	From April 30, 2014 (commencement of operations), through June 30, 2014.

Distribution Plan for Class IB and IC Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted Distribution Plans pursuant to Rule 12b-1 of the 1940 Act for Class IB and Class IC shares.

The Distribution Plans provide that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares, and 0.25% of the average daily net assets of the Fund attributable to its Class IC shares, for activities primarily intended to result in the sale of Class IB and Class IC shares, respectively. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plans and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares, and distribution services for Class IC shares, for such entities’ fees or expenses incurred or paid in that regard. The distribution fees paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative Services Fee for Class IC Shares - The Fund may pay an administrative services fee to third party insurance companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statement of Operations. This fee is accrued daily and paid monthly.

Other Related Party Transactions – Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Affiliate Holdings:

As of June 30, 2014, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class IC	86%

21

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Investment Transactions:

For the six-month period ended June 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$1,188,141	$—	$1,188,141
Sales Proceeds	1,092,200	—	1,092,200

Fund Merger:

Reorganization of Hartford Growth HLS Fund into the Fund: At a meeting held on February 5, 2014, the Board of Directors of Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and liabilities of Hartford Growth HLS Fund (“Target Fund”) by the Fund (“Acquiring Fund”).

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the Target Fund were acquired by the Fund immediately before the opening of business on June 23, 2014. The Fund acquired the assets and liabilities of the Target Fund in exchange for shares in the Fund, which were distributed pro rata by the Target Fund to shareholders, in complete liquidation of the Target Fund.

This merger was accomplished by tax free exchange as detailed below:

	Net assets of Target Fund on June 20, 2014	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund's shareholders

Class IA	$160,101	$1,089,960	$1,250,061	12,545	3,722
Class IB	61,940	110,884	172,824	5,013	1,470
Total	$222,041	$1,200,844	$1,422,885	17,558	5,192

The Target Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of June 20, 2014:

Fund	Undistributed Income	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains (Losses)	Capital Stock	Total
Target Fund	$—	$55,228	$(142)	$166,955	$222,041

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the six-month period ended June 30, 2014, are as follows:

Fund	Net Investment Income	Net gain on investments	Net increase in net assets resulting from operations
Acquiring Fund	$1,190	$87,282	$88,472

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since the merger date.

22

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

23

Hartford Growth Opportunities HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─										─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Six-Month Period Ended June 30, 2014 (Unaudited)
IA	$40.58	$0.04	$2.75	$2.79	$—	$—	$—	$43.37	6.88	%(D)	$1,247,619	0.65	%(E)	0.65	%(E)	0.21	%(E)
IB	39.79	(0.01)	2.68	2.67	—	—	—	42.46	6.71	(D)	172,828	0.90	(E)	0.90	(E)	(0.06	)(E)
IC(F)	40.23	(0.02)	3.13	3.11	—	—	—	43.34	7.73	(D)	125	1.15	(E)	1.15	(E)	(0.24	)(E)

For the Year Ended December 31, 2013
IA	$29.90	$0.07	$10.61	$10.68	$—	$—	$—	$40.58	35.74%		$1,097,380	0.65%		0.65%		0.21%
IB	29.38	(0.01)	10.42	10.41	—	—	—	39.79	35.42		111,230	0.90		0.90		(0.04)

For the Year Ended December 31, 2012 (G)
IA	$23.57	$0.03	$6.30	$6.33	$—	$—	$—	$29.90	26.86%		$951,372	0.65%		0.65%		0.11%
IB	23.22	(0.05)	6.21	6.16	—	—	—	29.38	26.54		108,506	0.90		0.90		(0.15)

For the Year Ended December 31, 2011 (G)
IA	$25.86	$0.01	$(2.30)	$(2.29)	$—	$—	$—	$23.57	(8.87)%		$881,352	0.66%		0.66%		0.03%
IB	25.54	(0.06)	(2.26)	(2.32)	—	—	—	23.22	(9.10)		108,905	0.91		0.91		(0.22)

For the Year Ended December 31, 2010 (G)
IA	$22.00	$0.02	$3.84	$3.86	$—	$—	$—	$25.86	17.56%		$1,106,030	0.65%		0.65%		0.08%
IB	21.78	(0.04)	3.80	3.76	—	—	—	25.54	17.28		137,147	0.90		0.90		(0.17)

For the Year Ended December 31, 2009 (G)
IA	$17.05	$0.09	$4.96	$5.05	$(0.10)	$—	$(0.10)	$22.00	29.61%		$1,044,454	0.66%		0.66%		0.53%
IB	16.89	0.05	4.89	4.94	(0.05)	—	(0.05)	21.78	29.29		144,269	0.91		0.91		0.28

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on April 30, 2014.
(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.

See Portfolio Turnover information on the next page.

24

Hartford Growth Opportunities HLS Fund

Financial Highlights – (continued)

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended June 30, 2014 (Unaudited)	81%(A)
For the Year Ended December 31, 2013	119
For the Year Ended December 31, 2012	105
For the Year Ended December 31, 2011	113
For the Year Ended December 31, 2010	104
For the Year Ended December 31, 2009	152(B)

(A)	During the six-month period ended June 30, 2014, the Fund incurred $137.9 million in sales associated with the transition of assets from Hartford Growth HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.
(B)	During the year ended December 31, 2009, the Fund incurred $100.4 million in purchases associated with the transition of assets from Hartford LargeCap Growth HLS Fund, which merged into the Fund on October 2, 2009. These purchases were excluded from the portfolio turnover rate calculation.

25

Hartford Growth Opportunities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 30, 2014, collectively consist of 78 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee since 2005

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

26

Hartford Growth Opportunities HLS Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

27

Hartford Growth Opportunities HLS Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

Hartford Growth Opportunities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of December 31, 2013 through June 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 31, 2013	Ending Account Value June 30, 2014	Expenses paid during the period December 31, 2013 through June 30, 2014	Beginning Account Value December 31, 2013	Ending Account Value June 30, 2014	Expenses paid during the period December 31, 2013 through June 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,068.80	$3.33	$1,000.00	$1,021.57	$3.26	0.65%	181	365
Class IB	$1,000.00	$1,067.10	$4.61	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class IC*	$1,000.00	$1,077.30	$2.00	$1,000.00	$1,006.43	$1.93	1.15	61	365

*	Commenced operations on April 30, 2014.

29

Hartford Growth Opportunities HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

30

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain

Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

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b) brokerage firms;

c) insurance companies;

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e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

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agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

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and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

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as required by law.

We only disclose Personal Health Information with:

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Some techniques we use to protect Personal Information

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We are responsible for and must:

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Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy

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We will also give You a copy of our current Privacy Policy once

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We will continue to follow our Privacy Policy regarding Personal

Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information

such as:

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c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

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Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

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You means an individual who has given us Personal

Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSSAR-GO14 8-14 113542-3 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD SMALL/MID CAP EQUITY HLS FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) started 2014 on a shaky note after posting a strong 32.39% gain in 2013. However, stocks managed to maintain modest gains throughout the first quarter and returned to a generally steady climb in the second quarter. Through June 30, 2014, the S&P 500 Index advanced 7.14%. It appears that much of the market volatility during the year can be attributed to heightened international tensions. In particular, the Russian annexation of Ukraine’s Crimean Peninsula and increased tensions in Iraq were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the new year, although much of the weakness seemed to dissipate as the year’s unusually harsh winter subsided. And despite initial reactions to the idea, when the U.S. Federal Reserve began tapering its quantitative-easing program in January by reducing its bond purchases by $10 billion a month, the markets took the policy change in stride.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at -2.9%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. It appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. If you have not already had a mid-year review of your portfolio, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange.

Hartford Small/Mid Cap Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998

(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term growth of capital.

Performance Overview 6/30/04 – 6/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/14) (1) (2)(3)

	6 Month†	1 Year	5 Years	10 Years
Small/Mid Cap Equity IA	3.90%	25.08%	20.89%	8.76%
Small/Mid Cap Equity IB	3.83%	24.78%	20.59%	8.49%
Russell 2500 Index	5.95%	25.58%	21.63%	9.78%

†	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.85% and 1.10%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion

June 30, 2014 (Unaudited)

Portfolio Manager
David J. Elliott, CFA
Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

How did the Fund perform?

The Class IA shares of Hartford Small/Mid Cap Equity HLS Fund returned 3.90% for the six-month period ended June 30, 2014, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned 5.95% for the same period. The Fund also underperformed the 6.50% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending June near an all-time high. After finishing 2013 with their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general concern surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites in February. Earnings season in April provided a varied yet encouraging picture, with companies generally reporting healthy earnings but more subdued revenues. The rally continued in May amid renewed signs of life in the housing market and the best payroll gains in more than two years. In June, strong manufacturing activity, coupled with continued positive momentum in housing and employment data, helped to offset a large negative revision to first quarter economic growth.

All ten sectors in the Russell 2500 Index posted positive returns during the period. Strong performers included the Energy (+19.4%), Utilities (+17.1%), and Telecommunication Services (+16.9%) sectors, while the Consumer Discretionary (+0.5%), Information Technology (+3.1%) and Consumer Staples (+3.3%) sectors lagged on a relative basis.

The Fund’s underperformance relative to the Russell 2500 Index was driven by weak stock selection. Selection was weakest in the Energy, Materials, and Industrials sectors. This was partially offset by stronger stock selection in the Financials and Consumer Staples sectors. Overall sector positioning contributed to relative returns during the period due to overweight allocations to the Healthcare and Energy sectors. The Fund’s modest cash position detracted from relative performance in an upward-trending market.

The largest detractors from performance relative to the Russell 2500 Index during the period were Barrett Business (Industrials), Nu Skin Enterprises (Consumer Staples), and Taser (Industrials). Shares of Barrett Business, a provider of business management solutions, underperformed as a result of weak first-quarter 2014 results. Shares of Nu Skin, a personal care and nutritional supplement company specializing in anti-aging treatments, underperformed due to concerns over an investigation by Chinese authorities into its business practices in the country, a major source of its revenue. Shares of Taser, a company that is engaged in the development, manufacture, and sale of conducted electrical weapons, fell due to weak earnings guidance. United Therapeutics (Healthcare) also detracted on an absolute basis during the period.

The largest contributors to performance relative to the Russell 2500 Index during the period were Alaska Air (Industrials), Pilgrim’s Pride (Consumer Staples), and Mylan (Healthcare). Shares of Alaska Air, a holding company of passenger air carriers, rose after the company reported record first-quarter earnings in April. Shares of Pilgrim’s Pride, a chicken producer, rose following its acquisition of Hilshire Brands, a leading producer of packaged meat, which should further increase their brand reach and product diversity. Mylan, a global pharmaceutical company, saw shares rise after the company announced solid first quarter results, driven by strong operating momentum in international markets that exceeded investor expectations. Westar Energy (Utilities) also contributed to performance on an absolute basis during the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight the Consumer Discretionary and Healthcare sectors and most underweight the Information Technology and Consumer Staples sectors relative to the Russell 2500 Index.

3

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion – (continued)

June 30, 2014 (Unaudited)

Diversification by Sector

as of June 30, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.5%
Consumer Staples	2.0
Energy	7.0
Financials	21.9
Health Care	12.4
Industrials	16.1
Information Technology	13.9
Materials	5.9
Services	0.8
Utilities	3.8
Total	99.3%
Short-Term Investments	0.7
Other Assets and Liabilities	0.0
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments

June 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.3%
	Automobiles and Components - 1.8%
11	Gentex Corp.	$326
18	Goodyear (The) Tire & Rubber Co.	508
6	Lear Corp.	509
14	Superior Industries International, Inc.	281
2	TRW Automotive Holdings Corp. ●	215
5	Visteon Corp. ●	456
		2,295
	Banks - 5.0%
13	Banco Latinoamericano De Comercio Exterior S.A. ADR	371
3	Bofi Holding, Inc. ●	235
62	Fifth Third Bancorp	1,332
13	Flagstar Bancorp, Inc. ●	232
22	Fulton Finance Corp.	270
105	Huntington Bancshares, Inc.	997
62	KeyCorp	894
8	MainSource Financial Group, Inc.	136
25	MGIC Investment Corp. ●	235
10	Popular, Inc. ●	349
54	Regions Financial Corp.	573
19	Webster Financial Corp.	602
4	WSFS Financial Corp.	273
		6,499
	Capital Goods - 9.6%
16	AAON, Inc.	530
7	Aceto Corp.	122
5	AGCO Corp.	281
6	Alliant Techsystems, Inc.	804
9	Altra Industrial Motion Corp.	335
6	American Railcar Industries, Inc.	423
4	American Science & Engineering, Inc.	264
9	American Woodmark Corp. ●	296
10	Ampco-Pittsburgh Corp.	236
11	Argan, Inc.	392
4	EnerSys, Inc.	296
21	Exelis, Inc.	355
12	Fluor Corp.	887
11	Freighter America, Inc.	278
5	Generac Holdings, Inc. ●	239
17	John Bean Technologies Corp.	536
49	Meritor, Inc. ●	636
4	Moog, Inc. Class A ●	306
10	Oshkosh Corp.	577
4	Proto Laboratories, Inc. ●	287
17	Quanta Services, Inc. ●	574
9	Spirit Aerosystems Holdings, Inc. ●	310
82	Taser International, Inc. ●	1,096
12	Trex Co., Inc. ●	349
13	Trinity Industries, Inc.	560
6	United Rentals, Inc. ●	586
6	URS Corp.	284
2	Valmont Industries, Inc.	365
4	Wabco Holdings, Inc. ●	459
		12,663
	Commercial and Professional Services - 4.4%
13	Avery Dennison Corp.	641
14	Barrett Business Services, Inc.	636
8	Deluxe Corp.	451
6	Dun & Bradstreet Corp.	705
7	Manpowergroup, Inc.	585
24	Pitney Bowes, Inc.	666
9	Quintiles Transnational Holdings ●	480
14	R.R. Donnelley & Sons Co.	243
19	RPX Corp. ●	339
10	Tetra Technology, Inc.	272
7	UniFirst Corp.	731
		5,749
	Consumer Durables and Apparel - 4.6%
5	CSS Industries, Inc.	134
4	Deckers Outdoor Corp. ●	311
5	Fossil Group, Inc. ●	533
4	Harman International Industries, Inc.	398
26	La-Z-Boy, Inc.	612
24	Nautilus Group, Inc. ●	262
1	NVR, Inc. ●	1,105
8	Polaris Industries, Inc.	1,010
8	Skechers USA, Inc. Class A ●	361
8	Steven Madden Ltd. ●	274
4	Sturm Ruger & Co., Inc.	230
7	Tupperware Brands Corp.	586
13	Vera Bradley, Inc. ●	273
		6,089
	Consumer Services - 4.3%
9	American Public Education, Inc. ●	292
9	Apollo Education Group, Inc. ●	266
17	Brinker International, Inc.	808
2	Buffalo Wild Wings, Inc. ●	298
5	Capella Education Co.	288
38	Career Education Corp. ●	178
6	Cheesecake Factory, Inc.	278
4	DeVry Education Group, Inc.	165
8	Domino's Pizza, Inc.	555
28	International Speedway Corp. Class A	922
5	Marriott Vacations Worldwide Corp. ●	276
9	Multimedia Games Holding Co., Inc. ●	261
4	Outerwall, Inc. ●	225
2	Panera Bread Co. Class A ●	255
22	Penn National Gaming, Inc. ●	271
12	Weight Watchers International, Inc.	248
		5,586
	Diversified Financials - 1.9%
55	Apollo Investment Corp.	475
13	E*Trade Financial Corp. ●	272
37	New Mountain Finance Corp.	545
65	Prospect Capital Corp.	689
14	Solar Capital Ltd.	290
3	World Acceptance Corp. ●	243
		2,514
	Energy - 7.0%
18	Alon USA Energy, Inc.	228
9	C&J Energy Services, Inc. ●	287
8	Civeo Corp. ●	195
2	Clayton Williams Energy, Inc. ●	330
2	Core Laboratories N.V.	329
7	CVR Energy, Inc.	313
15	Delek U.S. Holdings, Inc.	409
10	Helmerich & Payne, Inc.	1,198
15	HollyFrontier Corp.	672
22	Magnum Hunter Resources Corp. ●	177
12	Matrix Service Co. ●	384

The accompanying notes are an integral part of these financial statements.

5

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.3% - (continued)
	Energy - 7.0% - (continued)
10	Nabors Industries Ltd.	$297
8	Nuverra Environmental Solutions, Inc. ●	165
11	Patterson-UTI Energy, Inc.	377
12	RPC, Inc.	270
52	Sandridge Energy, Inc. ●	370
3	SM Energy Co.	286
13	Stone Energy Corp. ●	585
4	Unit Corp. ●	275
63	Vaalco Energy, Inc. ●	457
18	Valero Energy Corp.	924
19	Western Refining, Inc.	727
		9,255
	Food and Staples Retailing - 0.2%
5	Andersons (The), Inc.	253

	Food, Beverage and Tobacco - 1.2%
4	Ingredion, Inc.	323
31	Pilgrim's Pride Corp. ●	853
8	Universal Corp.	443
		1,619
	Health Care Equipment and Services - 4.8%
6	Aetna, Inc.	454
7	Align Technology, Inc. ●	398
11	Anika Therapeutics, Inc. ●	505
6	Centene Corp. ●	469
3	Chemed Corp.	272
5	Computer Programs & Systems, Inc.	343
3	Cyberonics, Inc. ●	195
11	Globus Medical, Inc. ●	263
10	Health Net, Inc. ●	420
5	ICU Medical, Inc. ●	292
5	Magellan Health, Inc. ●	311
11	Masimo Corp. ●	267
8	Orthofix International N.V. ●	297
9	PharMerica Corp. ●	263
27	Quality Systems, Inc.	438
11	SurModics, Inc. ●	236
19	West Pharmaceutical Services, Inc.	818
		6,241
	Household and Personal Products - 0.6%
4	Herbalife Ltd.	284
7	Nu Skin Enterprises, Inc. Class A	488
		772
	Insurance - 4.0%
9	Assurant, Inc.	577
10	Axis Capital Holdings Ltd.	461
4	Everest Re Group Ltd.	658
9	FBL Financial Group Class A	432
36	Genworth Financial, Inc. ●	632
18	Greenlight Capital Re Ltd. Class A ●	606
21	MBIA, Inc. ●	231
16	Montpelier Re Holdings Ltd.	501
39	Symetra Financial Corp.	875
8	Validus Holdings Ltd.	287
		5,260
	Materials - 5.9%
19	A. M. Castle & Co. ●	211
13	Bemis Co., Inc.	541
7	Clearwater Paper Corp. ●	414
14	Commercial Metals Co.	235
16	Domtar Corp.	703
22	Ferro Corp. ●	273
18	FutureFuel Corp.	302
53	Gold Resource Corp.	266
22	Huntsman Corp.	615
13	Kraton Performance Polymers, Inc. ●	300
19	Kronos Worldwide, Inc.	291
15	Myers Industries, Inc.	303
14	Olin Corp.	380
11	OM Group, Inc.	363
6	Reliance Steel & Aluminum	428
27	Resolute Forest Products ●	446
6	Scotts Miracle-Gro Co. Class A	358
5	Sensient Technologies Corp.	267
15	Steel Dynamics, Inc.	269
17	United States Steel Corp.	451
6	Worthington Industries, Inc.	271
		7,687
	Media - 0.1%
18	Global Sources Ltd. ●	149

	Pharmaceuticals, Biotechnology and Life Sciences - 7.6%
16	Anacor Pharmaceuticals, Inc. ●	275
43	Arena Pharmaceuticals, Inc. ●	251
23	Bruker Corp. ●	553
13	Charles River Laboratories International, Inc. ●	717
19	DepoMed, Inc. ●	263
27	Emergent Biosolutions, Inc. ●	595
10	Horizon Pharma, Inc. ●	157
12	Impax Laboratories, Inc. ●	372
6	Isis Pharmaceuticals, Inc. ●	214
6	Ligand Pharmaceuticals, Inc. Class B ●	368
9	Luminex Corp. ●	149
1	Mettler-Toledo International, Inc. ●	203
26	Mylan, Inc. ●	1,315
10	Myriad Genetics, Inc. ●	385
41	Pacific Biosciences of California ●	253
7	PAREXEL International Corp. ●	370
98	PDL Biopharma, Inc.	951
37	Pozen, Inc.	304
29	Repligen Corp. ●	654
25	Sciclone Pharmaceuticals, Inc. ●	131
6	Techne Corp.	555
11	United Therapeutics Corp. ●	929
		9,964
	Real Estate - 11.0%
15	AG Mortgage Investment Trust, Inc. REIT	282
10	Altisource Residential Corp.	268
35	American Capital Mortgage Investment Corp. REIT	699
56	Brandywine Realty Trust REIT	871
64	Capstead Mortgage Corp. REIT	844
44	Duke Realty, Inc. REIT	797
11	Franklin Street Properties Corp. REIT	133
23	Government Properties Income Trust REIT	587
33	Hospitality Properties Trust REIT	1,000
5	Jones Lang LaSalle, Inc.	657
63	Mack-Cali Realty Corp. REIT	1,347
20	MFA Mortgage Investments, Inc. REIT	165
22	Northstar Realty Finance Corp. REIT ●	389
26	Pennsylvania REIT	493

The accompanying notes are an integral part of these financial statements.

6

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 99.3% - (continued)
	Real Estate - 11.0% - (continued)
90	Piedmont Office Realty Trust, Inc.	$1,695
16	Potlatch Corp. REIT	675
5	PS Business Parks, Inc. REIT	451
14	Redwood Trust, Inc. REIT	265
65	Resource Capital Corp. REIT	365
77	Retail Properties of America, Inc.	1,186
31	RLJ Lodging Trust REIT	898
6	Sabra Healthcare REIT, Inc.	158
25	Two Harbors Investment Corp. REIT	266
		14,491
	Retailing - 4.7%
10	ANN, Inc. ●	420
12	Big Lots, Inc. ●	539
12	Buckle (The), Inc.	537
6	Children's Place, Inc.	298
8	Dillard's, Inc.	909
13	Foot Locker, Inc.	634
16	Francescas Holding Corp. ●	239
10	GameStop Corp. Class A	405
5	Guess?, Inc.	130
21	Nutrisystem, Inc.	359
15	Overstock.com, Inc. ●	233
21	PetMed Express, Inc.	282
26	Pier 1 Imports, Inc.	397
11	Williams-Sonoma, Inc.	804
		6,186
	Semiconductors and Semiconductor Equipment - 2.5%
10	Ambarella, Inc. ●	312
52	Amkor Technology, Inc. ●	577
15	Cirrus Logic, Inc. ●	334
4	First Solar, Inc. ●	284
21	Kulicke & Soffa Industries, Inc. ●	295
38	ON Semiconductor Corp. ●	347
11	Photronics, Inc. ●	97
71	Silicon Image, Inc. ●	358
14	Skyworks Solutions, Inc.	658
		3,262
	Software and Services - 7.7%
6	Amdocs Ltd.	273
11	Aspen Technology, Inc. ●	487
34	AVG Technologies N.V. ●	688
12	Booz Allen Hamilton Holding Corp.	246
44	CA, Inc.	1,262
24	Carbonite, Inc. ●	284
10	Constant Contact, Inc. ●	305
12	Convergys Corp.	257
18	Conversant, Inc. ●	450
10	CSG Systems International, Inc.	261
26	Digital River, Inc. ●	403
4	DST Systems, Inc.	387
17	Global Cash Access, Inc. ●	151
9	iGate Corp. ●	309
9	Manhattan Associates, Inc. ●	293
14	Mentor Graphics Corp.	311
14	Pegasystems, Inc.	287
11	PTC, Inc. ●	419
13	Synopsys, Inc. ●	509
16	Take-Two Interactive Software, Inc. ●	358
51	TiVo, Inc. ●	661
14	Travelzoo, Inc. ●	271
13	Verint Systems, Inc. ●	643
11	Web.com Group, Inc. ●	306
7	WebMD Health Corp. ●	314
		10,135
	Technology Hardware and Equipment - 3.7%
9	Arrow Electronics, Inc. ●	568
13	Benchmark Electronics, Inc. ●	336
65	Brocade Communications Systems, Inc.	596
21	Comtech Telecommunications Corp.	789
12	Lexmark International, Inc.	573
7	Plexus Corp. ●	320
23	QLogic Corp. ●	233
74	Sonus Networks, Inc. ●	266
4	Technology Data Corp. ●	263
8	Ubiquiti Networks, Inc. ●	352
6	Western Digital Corp.	554
		4,850
	Telecommunication Services - 0.8%
45	Frontier Communications Co.	265
21	Telephone & Data Systems, Inc.	559
17	USA Mobility, Inc.	266
		1,090
	Transportation - 2.1%
18	Alaska Air Group, Inc.	1,749
5	Allegiant Travel Co.	601
4	Avis Budget Group, Inc. ●	263
6	Swift Transportation Co. ●	156
		2,769
	Utilities - 3.8%
124	Atlantic Power Corp.	507
40	Great Plains Energy, Inc.	1,083
6	Pinnacle West Capital Corp.	353
36	Portland General Electric Co.	1,262
48	Westar Energy, Inc.	1,833
		5,038
	Total Common Stocks
	( Cost $108,221)	$130,416

	Total Long-Term Investments
	(Cost $108,221)	$130,416
Short-Term Investments - 0.7%
Repurchase Agreements - 0.7%
Bank of America Merrill Lynch TriParty Repurchase
Agreement (maturing on 07/01/2014 in the
amount of $83, collateralized by FHLMC 2.23%-
5.99%, 2030 - 2044, FNMA 2.31% - 6.34%,
	2020 - 2042, value of $85)
$83	0.10%, 6/30/2014	$83
Bank of Montreal TriParty Repurchase Agreement
(maturing on 07/01/2014 in the amount of $127,
collateralized by U.S. Treasury Bill 0.13%, 2015,
U.S. Treasury Bond 2.75% - 10.63%, 2015 -
2044, U.S. Treasury Note 0.13% - 4.50%, 2014 -
	2024, value of $129)
127	0.09%, 6/30/2014	127

The accompanying notes are an integral part of these financial statements.

7

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 0.7% - (continued)
Repurchase Agreements - 0.7% - (continued)
Bank of Montreal TriParty Repurchase Agreement
(maturing on 07/01/2014 in the amount of $54,
collateralized by FHLMC 2.00% - 5.50%, 2018 -
2041, FNMA 2.00% - 4.50%, 2026 - 2042,
GNMA 3.00% - 4.00%, 2042 - 2043, U.S.
Treasury Bill 0.05%, 2014, U.S. Treasury Note
	0.75%, 2018, value of $55)
$54	0.11%, 6/30/2014		$54
	Barclays Capital TriParty Repurchase Agreement (maturing on 07/01/2014 in the amount of $50, collateralized by U.S. Treasury Note 0.63% - 0.88%, 2018 - 2019, value of $51)
50	0.07%, 6/30/2014		50
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 07/01/2014 in the
amount of $115, collateralized by U.S. Treasury
Bond 4.38% - 7.50%, 2016 - 2040, U.S.
Treasury Note 0.50% - 3.00%, 2014 - 2020,
	value of $117)
115	0.06%, 6/30/2014		115
	RBS Securities Inc. TriParty Repurchase Agreement (maturing on 07/01/2014 in the amount of $176, collateralized by U.S. Treasury Note 0.38% - 3.13%, 2015 - 2022, value of $180)
176	0.08%, 6/30/2014		176
	TD Securities TriParty Repurchase Agreement (maturing on 07/01/2014 in the amount of $367, collateralized by FHLMC 3.50% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2043, value of $375)
367	0.11%, 6/30/2014		367
	UBS Securities Repurchase Agreement (maturing on 07/01/2014 in the amount of $2, collateralized by U.S. Treasury Note 2.13%, 2020, value of $2)
2	0.05%, 6/30/2014		2
			974
	Total Short-Term Investments
	(Cost $974)		$974

	Total Investments
	(Cost $109,195) ▲	100.0%	$131,390
	Other Assets and Liabilities	—%	(4)
	Total Net Assets	100.0%	$131,386

The accompanying notes are an integral part of these financial statements.

8

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2014, the cost of securities for federal income tax purposes was $109,429 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$24,961
Unrealized Depreciation	(3,000)
Net Unrealized Appreciation	$21,961

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Hartford Small/Mid Cap Equity HLS Fund

Investment Valuation Hierarchy Level Summary

June 30, 2014 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$130,416	$130,416	$–	$–
Short-Term Investments	974	–	974	–
Total	$131,390	$130,416	$974	$–

♦	For the six-month period ended June 30, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

Hartford Small/Mid Cap Equity HLS Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $109,195)	$131,390
Cash	—
Foreign currency on deposit with custodian (cost $3)	3
Receivables:
Fund shares sold	14
Dividends and interest	220
Other assets	—
Total assets	131,627
Liabilities:
Payables:
Fund shares redeemed	197
Investment management fees	14
Distribution fees	1
Accrued expenses	29
Total liabilities	241
Net assets	$131,386
Summary of Net Assets:
Capital stock and paid-in-capital	$71,944
Undistributed net investment income	2,913
Accumulated net realized gain	34,334
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	22,195
Net assets	$131,386
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$11.73
Shares outstanding	9,174
Net assets	$107,613
Class IB: Net asset value per share	$11.65
Shares outstanding	2,041
Net assets	$23,773

The accompanying notes are an integral part of these financial statements.

11

Hartford Small/Mid Cap Equity HLS Fund

Statement of Operations

For the Six-Month Period Ended June 30, 2014 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$1,379
Interest	—
Less: Foreign tax withheld	(4)
Total investment income, net	1,375

Expenses:
Investment management fees	537
Transfer agent fees	3
Distribution fees - Class IB	31
Custodian fees	—
Accounting services fees	9
Board of Directors' fees	2
Audit fees	6
Other expenses	16
Total expenses (before fees paid indirectly)	604
Commission recapture	—
Total fees paid indirectly	—
Total expenses, net	604
Net Investment Income	771

Net Realized Gain on Investments and Foreign Currency Transactions:	10956000
Net realized gain on investments	10,956
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments and Foreign Currency Transactions	10,956

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:	(6,859)
Net unrealized depreciation of investments	(6,859)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(6,859)
Net Gain on Investments and Foreign Currency Transactions	4,097
Net Increase in Net Assets Resulting from Operations	$4,868

The accompanying notes are an integral part of these financial statements.

12

Hartford Small/Mid Cap Equity HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
Operations:
Net investment income	$771	$2,170
Net realized gain on investments and foreign currency transactions	10,956	23,511
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(6,859)	18,801
Net Increase in Net Assets Resulting from Operations	4,868	44,482
Distributions to Shareholders:
From net investment income
Class IA	—	(1,547)
Class IB	—	(296)
Total from net investment income	—	(1,843)
From net realized gain on investments	—	9,356
Class IA	—	(7,572)
Class IB	—	(1,784)
Total from net realized gain on investments	—	(9,356)
Total distributions	—	(11,199)
Capital Share Transactions:
Class IA
Sold	1,982	25,596
Issued on reinvestment of distributions	—	9,119
Redeemed	(15,787)	(50,695)
Total capital share transactions	(13,805)	(15,980)
Class IB
Sold	1,346	8,350
Issued on reinvestment of distributions	—	2,080
Redeemed	(4,780)	(15,089)
Total capital share transactions	(3,434)	(4,659)
Net decrease from capital share transactions	(17,239)	(20,639)
Net Increase (Decrease) in Net Assets	(12,371)	12,644
Net Assets:
Beginning of period	143,757	131,113
End of period	$131,386	$143,757
Undistributed (distribution in excess of) net investment income	$2,913	$2,142
Shares:
Class IA
Sold	173	2,510
Issued on reinvestment of distributions	—	903
Redeemed	(1,401)	(4,959)
Total share activity	(1,228)	(1,546)
Class IB
Sold	119	836
Issued on reinvestment of distributions	—	207
Redeemed	(427)	(1,492)
Total share activity	(308)	(449)

The accompanying notes are an integral part of these financial statements.

13

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

(000’s Omitted)

Organization:

Hartford Small/Mid Cap Equity HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA, Class IB and Class IC shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and are also subject to an administrative service fee. Class IC shares have not commenced operations and are not currently offered for sale as of the date of this report.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV

14

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the

15

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

16

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of June 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of June 30, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended June 30, 2014.

17

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2014:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Ordinary Income	$8,399	$11,105
Long-Term Capital Gains*	2,800	6,690

* The Fund designates these distributions as long-term capital gain ividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$17,578
Undistributed Long-Term Capital Gain	8,176
Unrealized Appreciation*	28,820
Total Accumulated Earnings	$54,574

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(39)
Accumulated Net Realized Gain (Loss)	39

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of June 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7500%
On next $2 billion	0.7000%
On next $2 billion	0.6900%
On next $5 billion	0.6800%
Over $10 billion	0.6700%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. For the six-month period ended June 30, 2014, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended June 30, 2014
Class IA	0.85%
Class IB	1.10

20

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Other Related Party Transactions – Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Investment Transactions:

For the six-month period ended June 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$75,494	$—	$75,494
Sales Proceeds	91,388	—	91,388

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

22

Hartford Small/Mid Cap Equity HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─										─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets
For the Six-Month Period Ended June 30, 2014 (Unaudited)
IA	$11.29	$0.07	$0.37	$0.44	$–	$–	$–	$11.73	3.90	%(D)	$107,613	0.85	%(E)	0.85	%(E)	1.20	%(E)
IB	11.22	0.05	0.38	0.43	–	–	–	11.65	3.83	(D)	23,773	1.10	(E)	1.10	(E)	0.94	(E)

For the Year Ended December 31, 2013
IA	$8.90	$0.16	$3.08	$3.24	$(0.14)	$(0.71)	$(0.85)	$11.29	37.51%		$117,395	0.85%		0.85%		1.58%
IB	8.85	0.13	3.07	3.20	(0.12)	(0.71)	(0.83)	11.22	37.08		26,362	1.10		1.10		1.32

For the Year Ended December 31, 2012 (F)
IA	$8.93	$0.15	$1.21	$1.36	$(0.06)	$(1.33)	$(1.39)	$8.90	15.87%		$106,339	0.88%		0.88%		1.57%
IB	8.88	0.13	1.20	1.33	(0.03)	(1.33)	(1.36)	8.85	15.58		24,774	1.13		1.13		1.26

For the Year Ended December 31, 2011 (F)
IA	$9.85	$0.06	$(0.23)	$(0.17)	$–	$(0.75)	$(0.75)	$8.93	(1.13)%		$107,762	0.87%		0.87%		0.60%
IB	9.83	0.04	(0.24)	(0.20)	–	(0.75)	(0.75)	8.88	(1.38)		28,441	1.12		1.12		0.34

For the Year Ended December 31, 2010 (F)
IA	$7.88	$0.07	$1.96	$2.03	$(0.06)	$–	$(0.06)	$9.85	25.83%		$136,913	0.87%		0.87%		0.82%
IB	7.86	0.05	1.96	2.01	(0.04)	–	(0.04)	9.83	25.52		38,008	1.12		1.12		0.59

For the Year Ended December 31, 2009 (F)
IA	$5.34	$0.02	$2.54	$2.56	$(0.02)	$–	$(0.02)	$7.88	47.87%		$114,269	0.87%		0.87%		0.43%
IB	5.34	0.01	2.52	2.53	(0.01)	–	(0.01)	7.86	47.51		25,176	1.12		1.12		0.17

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended June 30, 2014 (Unaudited)	56%
For the Year Ended December 31, 2013	128
For the Year Ended December 31, 2012	150
For the Year Ended December 31, 2011	196
For the Year Ended December 31, 2010	300
For the Year Ended December 31, 2009	160

23

Hartford Small/Mid Cap Equity HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 30, 2014, collectively consist of 78 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee since 2005

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

24

Hartford Small/Mid Cap Equity HLS Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

25

Hartford Small/Mid Cap Equity HLS Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Small/Mid Cap Equity HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of December 31, 2013 through June 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 31, 2013	Ending Account Value June 30, 2014	Expenses paid during the period December 31, 2013 through June 30, 2014	Beginning Account Value December 31, 2013	Ending Account Value June 30, 2014	Expenses paid during the period December 31, 2013 through June 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,039.00	$4.30	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class IB	$1,000.00	$1,038.30	$5.56	$1,000.00	$1,019.34	$5.51	1.10	181	365

27

Hartford Small/Mid Cap Equity HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

28

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain

Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal

Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information

such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal

Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSSAR-SMC14 8-14 113553-3 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD SMALLCAP GROWTH HLS FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) started 2014 on a shaky note after posting a strong 32.39% gain in 2013. However, stocks managed to maintain modest gains throughout the first quarter and returned to a generally steady climb in the second quarter. Through June 30, 2014, the S&P 500 Index advanced 7.14%. It appears that much of the market volatility during the year can be attributed to heightened international tensions. In particular, the Russian annexation of Ukraine’s Crimean Peninsula and increased tensions in Iraq were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the new year, although much of the weakness seemed to dissipate as the year’s unusually harsh winter subsided. And despite initial reactions to the idea, when the U.S. Federal Reserve began tapering its quantitative-easing program in January by reducing its bond purchases by $10 billion a month, the markets took the policy change in stride.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at -2.9%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. It appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. If you have not already had a mid-year review of your portfolio, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange.

Hartford SmallCap Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford SmallCap Growth HLS Fund inception 05/02/1994
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks long-term capital appreciation.

Performance Overview 6/30/04 - 6/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/14) (1) (2)(3)

	6 Month†	1 Year	5 Years	10 Years
SmallCap Growth IA	2.36%	25.67%	24.55%	10.10%
SmallCap Growth IB	2.21%	25.31%	24.23%	9.82%
Russell 2000 Growth Index	2.22%	24.73%	20.50%	9.04%

†	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.67% and 0.92%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2014.

For additional information regarding the prior performance history of the Fund, please see the section entitled "Performance Notes" in the Fund's prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford SmallCap Growth HLS Fund

Manager Discussion

June 30, 2014 (Unaudited)

Portfolio Managers
Mammen Chally, CFA	David J. Elliott, CFA
Vice President and Equity Portfolio Manager	Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford SmallCap Growth HLS Fund returned 2.36% for the six-month period ended June 30, 2014, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 2.22% for the same period. The Fund also outperformed the 0.57% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending June near an all-time high. After finishing 2013 with their best year since 1997, U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general concern surrounding emerging markets overshadowed a fairly benign domestic environment. However, robust merger and acquisition activity and an uncontested increase in the debt ceiling from Congress helped stoke investors' risk appetites in February. Earnings season in April provided a varied yet encouraging picture, with companies generally reporting healthy earnings but more subdued revenues. The rally continued in May amid renewed signs of life in the housing market and the best payroll gains in more than two years. In June, strong manufacturing activity, coupled with continued positive momentum in housing and employment data, helped to offset a large negative revision to first quarter economic growth.

Mid cap stocks (+8%) outperformed large cap stocks (+7%) and small cap stocks (+3%) during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. Value stocks (+8%) outperformed growth stocks (+6%) stocks, as measured by the Russell 3000 Value and Russell 3000 Growth Indices. Eight out of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Energy (+22%), Utilities (+5%), and Healthcare (+5%) sectors performed best, while Consumer Discretionary (-5%), Telecommunication Services (-3%), and Industrials (+1%) lagged on a relative basis.

The Fund’s outperformance relative to the Russell 2000 Growth Index was driven by strong stock selection in the Healthcare, Industrials, and Financials sectors, which offset weaker selection in the Energy and Materials sectors. Sector allocation, which is a result of bottom-up security selection, detracted from performance during the period due in part to an underweight to the strong performing Healthcare sector and an overweight to the Consumer Discretionary sector. A modest cash position also detracted from relative results in an upward trending market.

The top relative contributors to performance were Repligen (Healthcare), Orthofix International (Healthcare), and Avis Budget Group (Industrials). Repligen is a life sciences company focused on the development, production and commercialization of high-value consumable products used in the process of manufacturing biological drugs. Shares rose as the firm reported better-than-expected revenue and earnings for the first quarter of 2014. Shares of Orthofix International, a medical device company focused on spine and orthopedic treatment products, outperformed after the company posted better-than-expected first quarter earnings and revenue. Shares of Avis Budget Group, a leading global provider of vehicle rental services, rose over the period. The stock's P/E ratio expanded at a much faster pace than expected and reached multi-year absolute and relative highs, driving the price upward over the period. The shares were approaching our price target and our market cap limit for small cap. We sold into strength as the stock reached our valuation target. Top absolute contributors during the period included Sun Edison (Information Technology) and GT Advanced Tech (Information Technology).

Top relative detractors included Intercept Pharmaceutical (Healthcare), Intermune (Healthcare), and Nu Skin (Consumer Staples). Shares of Intercept Pharmaceutical, a biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat chronic liver and intestinal diseases, declined due to investor concerns about the impact of potential regulatory reform and higher costs associated with investments in growth. Shares of Intermune, a biotech company focused on developing treatments for pulmonology and hepatology, rose close to 200% over the period, and not owning the stock detracted from relative returns over the period. Shares of Nu Skin, a personal care and nutritional supplement company specializing in anti-aging treatments, declined after management issued disappointing earnings guidance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains well positioned for continued moderate growth. Following the weak -2.9% first quarter GDP revision, which had a number of weather and health-care related distortions, we believe the U.S. economy is poised for stronger activity in the second half. We believe the economy could accelerate to a fairly stable 2.5% to 3% GDP growth range over the next 12 to 18 months. We think the U.S. Federal Reserve (Fed) remains on track to end quantitative easing in the fourth quarter of this year and

3

Hartford SmallCap Growth HLS Fund

Manager Discussion – (continued)

June 30, 2014 (Unaudited)

is likely to start raising policy rates by next Spring. As the labor market continues to tighten, we are closely watching the direction and course of wage gains, as this is something that could cause the Fed to act sooner than consensus expectations.

Overall, we continue to find what we believe are attractively valued stocks with the characteristics we seek. We are cautiously optimistic about the outlook for the U.S. economy and for equity markets, and we continue to monitor policy decisions and economic trends that may impact our holdings. We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection for generating benchmark relative outperformance.

As a result of bottom-up stock selection, the Fund’s top overweights at the end of the period included Industrials, Consumer Discretionary, and Financials. Healthcare, Information Technology, and Energy constituted the greatest underweights relative to the Russell 2000 Growth Index in the Fund at the end of the period.

Diversification by Sector
as of June 30, 2014
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.7%
Consumer Staples	4.1
Energy	4.5
Financials	8.3
Health Care	19.8
Industrials	15.2
Information Technology	24.4
Materials	5.3
Services	0.3
Total	97.6%
Short-Term Investments	0.1
Other Assets and Liabilities	2.3
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Hartford SmallCap Growth HLS Fund

Schedule of Investments

June 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.5%
	Automobiles and Components - 1.8%
219	Dana Holding Corp.	$5,345
5	Gentherm, Inc. ●	213
106	Tenneco Automotive, Inc. ●	6,951
		12,509
	Banks - 2.3%
16	Altisource Portfolio Solutions S.A.	1,861
20	Bofi Holding, Inc. ●	1,433
189	EverBank Financial Corp.	3,811
164	First Merchants Corp.	3,458
94	Flushing Financial Corp.	1,933
22	MGIC Investment Corp. ●	207
74	Wintrust Financial Corp.	3,395
		16,098
	Capital Goods - 10.0%
64	A.O. Smith Corp.	3,158
151	AAON, Inc.	5,072
19	Acuity Brands, Inc.	2,565
112	Altra Industrial Motion Corp.	4,071
74	Applied Industrial Technologies, Inc.	3,736
78	Astronics Corp. ●	4,381
78	AZZ, Inc.	3,613
71	Chart Industries, Inc. ●	5,849
29	Esterline Technologies Corp. ●	3,338
38	Generac Holdings, Inc. ●	1,872
74	GrafTech International Ltd. ●	774
66	Heico Corp.	3,425
20	Hyster-Yale Materials Handling, Inc.	1,806
7	John Bean Technologies Corp.	220
54	Lennox International, Inc.	4,810
78	Meritor, Inc. ●	1,014
91	Moog, Inc. Class A ●	6,651
6	Proto Laboratories, Inc. ●	467
67	Sun Hydraulics Corp.	2,707
95	Taser International, Inc. ●	1,258
48	Teledyne Technologies, Inc. ●	4,705
57	Toro Co.	3,618
20	Woodward, Inc.	999
		70,109
	Commercial and Professional Services - 3.3%
16	Barrett Business Services, Inc.	757
8	Brink's Co.	217
101	Deluxe Corp.	5,896
20	Enernoc, Inc. ●	379
62	Exponent, Inc.	4,576
118	GP Strategies Corp. ●	3,060
122	On Assignment, Inc. ●	4,339
61	Performant Financial Corp. ●	619
32	RPX Corp. ●	563
14	TrueBlue, Inc. ●	397
5	UniFirst Corp.	519
40	Wageworks, Inc. ●	1,919
		23,241
	Consumer Durables and Apparel - 3.4%
91	Arctic Cat, Inc. ‡	3,570
8	Ethan Allen Interiors, Inc.	209
156	Kate Spade & Co. ●	5,963
2	Polaris Industries, Inc.	210
12	Smith & Wesson Holding Corp. ●	179
167	Steven Madden Ltd. ●	5,720
3	Sturm Ruger & Co., Inc.	200
98	Taylor Morrison Home Corp. ●	2,202
9	Vera Bradley, Inc. ●	201
145	Vince Holding Corp. ●☼	5,302
		23,756
	Consumer Services - 5.7%
30	American Public Education, Inc. ●	1,038
275	Bloomin' Brands, Inc. ●	6,172
32	Bridgepoint Education, Inc. ●	422
93	Brinker International, Inc.	4,511
32	Buffalo Wild Wings, Inc. ●	5,269
27	Capella Education Co.	1,476
117	Del Frisco's Restaurant Group, Inc. ●	3,212
24	Domino's Pizza, Inc.	1,767
28	Grand Canyon Education, Inc. ●	1,287
155	Ignite Restaurant Group, Inc. ●	2,261
12	ITT Educational Services, Inc. ●	197
93	Marriott Vacations Worldwide Corp. ●	5,438
19	Outerwall, Inc. ●	1,152
94	Sotheby's Holdings	3,940
16	Strayer Education, Inc. ●	825
27	Texas Roadhouse, Inc.	702
		39,669
	Diversified Financials - 1.4%
11	Credit Acceptance Corp. ●	1,354
54	Evercore Partners, Inc.	3,111
100	HFF, Inc.	3,706
29	Portfolio Recovery Associates, Inc. ●	1,729
		9,900
	Energy - 4.5%
182	Abraxas Petroleum Corp. ●	1,137
80	Athlon Energy, Inc. ●	3,794
11	Carrizo Oil & Gas, Inc. ●	762
19	CVR Energy, Inc.	935
149	Energy XXI (Bermuda) Ltd.	3,512
90	Forum Energy Technologies, Inc. ●	3,263
128	Jones Energy, Inc. ●	2,628
75	Magnum Hunter Resources Corp. ●	615
78	Newpark Resources, Inc. ●	976
24	Nuverra Environmental Solutions, Inc. ●	481
81	PBF Energy, Inc.	2,159
213	Quicksilver Resources, Inc. ●	569
3	REX American Resources Corp. ●	205
78	Rosetta Resources, Inc. ●	4,305
144	RSP Permian, Inc. ●	4,682
109	Vaalco Energy, Inc. ●	788
29	Western Refining, Inc.	1,096
		31,907
	Food and Staples Retailing - 1.8%
86	Casey's General Stores, Inc.	6,056
121	Natural Grocers by Vitamin Cottage, Inc. ●	2,581
31	PriceSmart, Inc.	2,658
179	Rite Aid Corp. ●	1,286
		12,581
	Food, Beverage and Tobacco - 1.4%
17	Cal-Maine Foods, Inc.	1,256
56	Pilgrim's Pride Corp. ●	1,530
14	Sanderson Farms, Inc.	1,332
68	TreeHouse Foods, Inc. ●	5,424
		9,542

The accompanying notes are an integral part of these financial statements.

5

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.5% - (continued)
	Health Care Equipment and Services - 10.0%
72	Accuray, Inc. ●	$637
10	Addus Homecare Corp. ●	214
28	Align Technology, Inc. ●	1,564
21	Anika Therapeutics, Inc. ●	954
10	Atrion Corp.	3,328
14	Centene Corp. ●	1,037
2	Chemed Corp.	216
11	Computer Programs & Systems, Inc.	693
107	Corvel Corp. ●	4,819
66	Cyberonics, Inc. ●	4,128
162	Dexcom, Inc. ●	6,443
268	Globus Medical, Inc. ●	6,409
163	HealthSouth Corp.	5,850
27	Heartware International, Inc. ●	2,415
98	ICU Medical, Inc. ●	5,978
28	Magellan Health, Inc. ●	1,712
74	Masimo Corp. ●	1,737
5	Molina Healthcare, Inc. ●	211
8	Natus Medical, Inc. ●	201
119	Omnicell, Inc. ●	3,423
43	Orthofix International N.V. ●	1,573
107	Team Health Holdings ●	5,366
57	Triple-S Management Corp., Class B ●	1,029
80	U.S. Physical Therapy, Inc.	2,745
148	Vascular Solutions, Inc. ●	3,281
57	Wellcare Health Plans, Inc. ●	4,223
		70,186
	Household and Personal Products - 0.9%
20	Medifast, Inc. ●	593
3	Nu Skin Enterprises, Inc. Class A	244
144	Prestige Brands Holdings, Inc. ●	4,883
6	Usana Health Sciences, Inc. ●	446
		6,166
	Insurance - 1.3%
99	Amerisafe, Inc.	4,035
11	Greenlight Capital Re Ltd. Class A ●	362
27	HCI Group, Inc.	1,108
82	Maiden Holdings Ltd.	989
35	Montpelier Re Holdings Ltd.	1,109
20	Protective Life Corp.	1,398
31	Universal Insurance Holdings, Inc.	402
		9,403
	Materials - 5.3%
67	Cabot Corp.	3,914
497	Graphic Packaging Holding Co. ●	5,810
386	Headwaters, Inc. ●	5,365
6	Koppers Holdings, Inc.	214
27	Minerals Technologies, Inc.	1,796
3	Newmarket Corp.	1,258
58	Olin Corp.	1,569
10	OM Group, Inc.	331
356	Omnova Solutions, Inc. ●	3,232
241	PolyOne Corp.	10,147
8	Schnitzer Steel Industries, Inc.	211
5	Schweitzer-Mauduit International, Inc.	214
69	Silgan Holdings, Inc.	3,489
		37,550
	Media - 0.3%
76	DreamWorks Animation SKG, Inc. ●	1,758
39	McClatchy Co. Class A ●	219
4	Rentrak Corp. ●	208
		2,185
	Pharmaceuticals, Biotechnology and Life Sciences - 9.8%
85	Acorda Therapeutics, Inc. ●	2,849
90	Aerie Pharmaceuticals, Inc. ●	2,231
60	Agios Pharmaceuticals, Inc. ●	2,738
42	Akorn, Inc. ●	1,390
42	Alkermes plc ●	2,125
49	Alnylam Pharmaceuticals, Inc. ●	3,110
71	Anacor Pharmaceuticals, Inc. ●	1,266
312	Arena Pharmaceuticals, Inc. ●	1,829
200	Bruker Corp. ●	4,853
68	Cytokinetics, Inc. ●	324
120	DepoMed, Inc. ●	1,669
150	Durata Therapeutics, Inc. ●	2,563
491	Exelixis, Inc. ●	1,663
105	Fiveprime Theapeutics, Inc ●	1,625
48	Glycomimetics, Inc. ●	406
99	Hyperion Therapeutics, Inc. ●	2,576
174	Immunogen, Inc. ●	2,057
7	Impax Laboratories, Inc. ●	219
1	Intercept Pharmaceuticals, Inc. ●	189
91	Ironwood Pharmaceuticals, Inc. ●	1,392
22	Isis Pharmaceuticals, Inc. ●	761
138	Medicines Co. ●	4,000
47	Nektar Therapeutics ●	599
115	NPS Pharmaceuticals, Inc. ●	3,810
98	PAREXEL International Corp. ●	5,173
85	Portola Pharmaceuticals, Inc. ●	2,470
139	Pozen, Inc.	1,159
28	Puma Biotechnology, Inc. ●	1,850
90	Repligen Corp. ●	2,056
29	Salix Pharmaceuticals Ltd. ●	3,581
161	Sciclone Pharmaceuticals, Inc. ●	847
291	Synergy Pharmaceuticals, Inc. ●	1,183
89	Synta Pharmaceuticals Corp. ●	365
65	Tesaro, Inc. ●	2,007
236	Xenoport, Inc. ●	1,140
421	Zogenix, Inc. ●	847
		68,922
	Real Estate - 2.2%
73	Altisource Residential Corp.	1,893
102	Apollo Residential Mortgage, Inc. REIT	1,709
86	Coresite Realty Corp. REIT	2,855
50	Potlatch Corp. REIT	2,049
128	Ramco-Gershenson Properties Trust REIT	2,131
18	Ryman Hospitality Properties, Inc.	876
271	Sunstone Hotel Investors, Inc. REIT	4,040
		15,553
	Retailing - 4.5%
13	ANN, Inc. ●	522
42	Buckle (The), Inc.	1,864
90	Core-Mark Holding Co., Inc.	4,092
136	DSW, Inc.	3,787
89	Five Below, Inc. ●	3,572
74	Francescas Holding Corp. ●	1,097
26	Group 1 Automotive, Inc.	2,232
92	HSN, Inc.	5,426
106	Nutrisystem, Inc.	1,817
164	Office Depot, Inc. ●	931

The accompanying notes are an integral part of these financial statements.

6

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Common Stocks - 96.5% - (continued)
	Retailing - 4.5% - (continued)
38	Overstock.com, Inc. ●	$601
383	Pier 1 Imports, Inc.	5,899
		31,840
	Semiconductors and Semiconductor Equipment - 4.6%
35	Ambarella, Inc. ●	1,076
43	Cirrus Logic, Inc. ●	976
229	GT Advanced Technologies, Inc. ●	4,253
15	Integrated Device Technology, Inc. ●	224
121	Kulicke & Soffa Industries, Inc. ●	1,719
139	Lattice Semiconductor Corp. ●	1,143
151	Nanometrics, Inc. ●	2,750
93	RF Micro Devices, Inc. ●	894
358	Silicon Image, Inc. ●	1,803
25	SunEdison Semiconductor Ltd. ●	416
382	SunEdison, Inc. ●	8,630
122	SunPower Corp. ●	4,988
11	Synaptics, Inc. ●	970
108	Ultratech Stepper, Inc. ●	2,393
		32,235
	Software and Services - 17.1%
178	Aspen Technology, Inc. ●	8,261
64	AVG Technologies N.V. ●	1,292
190	Bankrate, Inc. ●	3,326
46	CACI International, Inc. Class A ●	3,252
249	Carbonite, Inc. ●	2,982
84	Cass Information Systems, Inc.	4,139
71	CSG Systems International, Inc.	1,859
43	Cvent, Inc. ●	1,244
36	Demandware, Inc. ●	2,531
68	Digital River, Inc. ●	1,046
151	Ellie Mae, Inc. ●	4,697
51	ePlus, Inc. ●	2,972
127	Exlservice Holdings, Inc. ●	3,755
78	Fair Isaac, Inc.	4,962
242	Five9, Inc. ●	1,744
110	Fleetmatics Group Ltd. ●	3,553
143	Global Cash Access, Inc. ●	1,269
57	Heartland Payment Systems, Inc.	2,349
43	iGate Corp. ●	1,550
103	j2 Global, Inc.	5,214
7	Logmein, Inc. ●	312
229	Manhattan Associates, Inc. ●	7,874
67	Marketo, Inc. ●	1,963
193	Model N, Inc. ●	2,133
104	Netscout Systems, Inc. ●	4,621
41	OpenTable, Inc. ●	4,210
67	Pegasystems, Inc.	1,420
163	PTC, Inc. ●	6,328
77	Qualys, Inc. ●	1,977
303	Sapient Corp. ●	4,928
42	Solera Holdings, Inc.	2,828
89	Take-Two Interactive Software, Inc. ●	1,970
150	TiVo, Inc. ●	1,933
15	Travelzoo, Inc. ●	288
67	Tyler Corp. ●	6,147
12	Vistaprint N.V. ●	481
108	WebMD Health Corp. ●	5,210
30	WEX, Inc. ●	3,180
		119,800
	Technology Hardware and Equipment - 2.7%
159	Aruba Networks, Inc. ●	2,784
112	CDW Corp. of Delaware	3,569
6	Cognex Corp. ●	223
23	Coherent, Inc. ●	1,516
10	Comtech Telecommunications Corp.	389
53	FEI Co.	4,842
413	Sonus Networks, Inc. ●	1,481
90	Ubiquiti Networks, Inc. ●	4,046
		18,850
	Telecommunication Services - 0.3%
59	IDT Corp. Class B	1,024
44	Inteliquent, Inc.	608
16	NTELOS Holdings Corp.	204
		1,836
	Transportation - 1.9%
8	Alaska Air Group, Inc.	760
7	Allegiant Travel Co.	777
120	Celadon Group, Inc.	2,562
59	Hawaiian Holdings, Inc. ●	805
102	Marten Transport Ltd.	2,290
15	Matson, Inc.	410
36	SkyWest, Inc.	440
29	Spirit Airlines, Inc. ●	1,853
149	Swift Transportation Co. ●	3,751
		13,648
	Total Common Stocks
	( Cost $591,646)	$677,486

Exchange Traded Funds - 1.1%
	Other Investment Pools and Funds - 1.1%
57	iShares Russell 2000 Growth Index Fund	$7,897

	Total Exchange Traded Funds
	(Cost $7,570)	$7,897

	Total Long-Term Investments
	(Cost $599,216)	$685,383

Short-Term Investments - 0.1%
Repurchase Agreements - 0.1%
Bank of America Merrill Lynch TriParty Repurchase
Agreement (maturing on 07/01/2014 in the
amount of $71, collateralized by FHLMC 2.23% -
5.99%, 2030 - 2044, FNMA 2.31% - 6.34%,
	2020 - 2042, value of $72)
$71	0.10%, 6/30/2014	$71
Bank of Montreal TriParty Repurchase Agreement
(maturing on 07/01/2014 in the amount of $108,
collateralized by U.S. Treasury Bill 0.13%, 2015,
U.S. Treasury Bond 2.75% - 10.63%, 2015 -
2044, U.S. Treasury Note 0.13% - 4.50%, 2014 -
	2024, value of $111)
108	0.09%, 6/30/2014	108

The accompanying notes are an integral part of these financial statements.

7

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
Short-Term Investments - 0.1% - (continued)
Repurchase Agreements - 0.1% - (continued)
Bank of Montreal TriParty Repurchase Agreement
(maturing on 07/01/2014 in the amount of $46,
collateralized by FHLMC 2.00% - 5.50%, 2018 -
2041, FNMA 2.00% - 4.50%, 2026 - 2042,
GNMA 3.00% - 4.00%, 2042 - 2043, U.S.
Treasury Bill 0.05%, 2014, U.S. Treasury Note
	0.75%, 2018, value of $47)
$46	0.11%, 6/30/2014		$46
	Barclays Capital TriParty Repurchase Agreement (maturing on 07/01/2014 in the amount of $43, collateralized by U.S. Treasury Note 0.63% - 0.88%, 2018 - 2019, value of $44)
43	0.07%, 6/30/2014		43
Citigroup Global Markets, Inc. TriParty Repurchase
Agreement (maturing on 07/01/2014 in the
amount of $99, collateralized by U.S. Treasury
Bond 4.38% - 7.50%, 2016 - 2040, U.S.
Treasury Note 0.50% - 3.00%, 2014 - 2020,
	value of $100)
99	0.06%, 6/30/2014		99
	RBS Securities Inc. TriParty Repurchase Agreement (maturing on 07/01/2014 in the amount of $151, collateralized by U.S. Treasury Note 0.38% - 3.13%, 2015 - 2022, value of $154)
151	0.08%, 6/30/2014		151
	TD Securities TriParty Repurchase Agreement (maturing on 07/01/2014 in the amount of $314, collateralized by FHLMC 3.50% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2043, value of $320)
314	0.11%, 6/30/2014		314
	UBS Securities Repurchase Agreement (maturing on 07/01/2014 in the amount of $1, collateralized by U.S. Treasury Note 2.13%, 2020, value of $1)
1	0.05%, 6/30/2014		1
			833
	Total Short-Term Investments
	(Cost $833)		$833

	Total Investments
	(Cost $600,049) ▲	97.7%	$686,216
	Other Assets and Liabilities	2.3%	15,997
	Total Net Assets	100.0%	$702,213

The accompanying notes are an integral part of these financial statements.

8

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2014, the cost of securities for federal income tax purposes was $602,610 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$93,897
Unrealized Depreciation	(10,291)
Net Unrealized Appreciation	$83,606

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,249 at June 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Hartford SmallCap Growth HLS Fund

Investment Valuation Hierarchy Level Summary

June 30, 2014 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$677,486	$677,486	$–	$–
Exchange Traded Funds	7,897	7,897	–	–
Short-Term Investments	833	–	833	–
Total	$686,216	$685,383	$833	$–

♦	For the six-month period ended June 30, 2014, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

Hartford SmallCap Growth HLS Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $600,049)	$686,216
Receivables:
Investment securities sold	122,439
Fund shares sold	847
Dividends and interest	356
Other assets	1
Total assets	809,859
Liabilities:
Bank overdraft	7,293
Payables:
Investment securities purchased	99,514
Fund shares redeemed	678
Investment management fees	59
Distribution fees	4
Accrued expenses	98
Total liabilities	107,646
Net assets	$702,213
Summary of Net Assets:
Capital stock and paid-in-capital	$414,360
Undistributed net investment income	1,253
Accumulated net realized gain	200,433
Unrealized appreciation of investments	86,167
Net assets	$702,213
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$33.37
Shares outstanding	17,286
Net assets	$576,764
Class IB: Net asset value per share	$32.88
Shares outstanding	3,815
Net assets	$125,449

The accompanying notes are an integral part of these financial statements.

11

Hartford SmallCap Growth HLS Fund

Statement of Operations

For the Six-Month Period Ended June 30, 2014 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$2,938
Interest	2
Total investment income, net	2,940

Expenses:
Investment management fees	1,871
Transfer agent fees	3
Distribution fees - Class IB	158
Custodian fees	2
Accounting services fees	36
Board of Directors' fees	7
Audit fees	8
Other expenses	69
Total expenses (before fees paid indirectly)	2,154
Commission recapture	(4)
Custodian fee offset	—
Total fees paid indirectly	(4)
Total expenses, net	2,150
Net Investment Income	790

Net Realized Gain on Investments and Other Financial Instruments:	76140000
Net realized gain on investments	76,463
Net realized loss on futures contracts	(323)
Net Realized Gain on Investments and Other Financial Instruments	76,140

Net Changes in Unrealized Depreciation of Investments:	(57,552)
Net unrealized depreciation of investments	(57,552)
Net Changes in Unrealized Depreciation of Investments	(57,552)
Net Gain on Investments and Other Financial Instruments	18,588
Net Increase in Net Assets Resulting from Operations	$19,378

The accompanying notes are an integral part of these financial statements.

12

Hartford SmallCap Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
Operations:
Net investment income	$790	$569
Net realized gain on investments and other financial instruments	76,140	127,766
Net unrealized appreciation (depreciation) of investments	(57,552)	76,169
Net Increase in Net Assets Resulting from Operations	19,378	204,504
Distributions to Shareholders:
From net investment income
Class IA	—	(1,597)
Class IB	—	(114)
Total from net investment income	—	(1,711)
From net realized gain on investments
Class IA	—	(48,773)
Class IB	—	(14,438)
Total from net realized gain on investments	—	(63,211)
Total distributions	—	(64,922)
Capital Share Transactions:
Class IA
Sold	164,564	63,889
Issued on reinvestment of distributions	—	50,370
Redeemed	(70,776)	(131,828)
Total capital share transactions	93,788	(17,569)
Class IB
Sold	19,004	19,411
Issued on reinvestment of distributions	—	14,552
Redeemed	(20,096)	(78,559)
Total capital share transactions	(1,092)	(44,596)
Net increase (decrease) from capital share transactions	92,696	(62,165)
Net Increase in Net Assets	112,074	77,417
Net Assets:
Beginning of period	590,139	512,722
End of period	$702,213	$590,139
Undistributed (distribution in excess of) net investment income	$1,253	$463
Shares:
Class IA
Sold	5,194	2,158
Issued on reinvestment of distributions	—	1,726
Redeemed	(2,210)	(4,451)
Total share activity	2,984	(567)
Class IB
Sold	597	670
Issued on reinvestment of distributions	—	505
Redeemed	(636)	(2,668)
Total share activity	(39)	(1,493)

The accompanying notes are an integral part of these financial statements.

13

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

(000’s Omitted)

Organization:

Hartford SmallCap Growth HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund's portfolio managers are Mammen Chally (80%) and David J. Elliot (20%). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

14

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund's Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company's Board of Directors. The Audit Committee receives quarterly written reports which include details of

15

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the

16

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of June 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of June 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund had no outstanding futures contracts as of June 30, 2014.

Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended June 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$—	$—	$—	$(323)	$—	$—	$(323)
Total	$—	$—	$—	$(323)	$—	$—	$(323)

17

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Ordinary Income	$1,711	$—
Long-Term Capital Gains*	63,211	—

*	The Fund designates these distributions as long-term capital gain ividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$37,253
Undistributed Long-Term Capital Gain	90,064
Unrealized Appreciation*	141,158
Total Accumulated Earnings	$268,475

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses.

18

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(253)
Accumulated Net Realized Gain (Loss)	253

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2013.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of June 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

19

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Fees Paid Indirectly – The Company, on behalf of the Fund,  has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2014, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended June 30, 2014
Class IA	0.66%
Class IB	0.91

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Other Related Party Transactions – Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Payment from (to) Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

20

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	35.37%	35.04%

Investment Transactions:

For the six-month period ended June 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$878,643	$—	$878,643
Sales Proceeds	798,087	—	798,087

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed

21

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

22

Hartford SmallCap Growth HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─										─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Six-Month Period Ended June 30, 2014 (Unaudited)
IA	$32.60	$0.05	$0.72	$0.77	$–	$–	$–	$33.37	2.36	%(D)	$576,764	0.66	%(E)	0.66	%(E)	0.31	%(E)
IB	32.17	0.01	0.70	0.71	–	–	–	32.88	2.21	(D)	125,449	0.91	(E)	0.91	(E)	0.05	(E)

For the Year Ended December 31, 2013
IA	$25.44	$0.05	$10.92	$10.97	$(0.12)	$(3.69)	$(3.81)	$32.60	44.87%		$466,173	0.67%		0.67%		0.16%
IB	25.14	(0.02)	10.77	10.75	(0.03)	(3.69)	(3.72)	32.17	44.50		123,966	0.92		0.92		(0.08)

For the Year Ended December 31, 2012 (F)
IA	$21.67	$0.11	$3.66	$3.77	$–	$–	$–	$25.44	17.40%		$378,318	0.67%		0.67%		0.41%
IB	21.47	0.04	3.63	3.67	–	–	–	25.14	17.10		134,404	0.92		0.92		0.16

For the Year Ended December 31, 2011 (F)
IA	$21.37	$(0.02)	$0.32	$0.30	$–	$–	$–	$21.67	1.42%		$397,662	0.67%		0.67%		(0.07)%
IB	21.22	(0.07)	0.32	0.25	–	–	–	21.47	1.17		144,022	0.92		0.92		(0.32)

For the Year Ended December 31, 2010 (F)
IA	$15.65	$–	$5.72	$5.72	$–	$–	$–	$21.37	36.56%		$467,888	0.68%		0.68%		0.03%
IB	15.58	(0.04)	5.68	5.64	–	–	–	21.22	36.21		164,123	0.93		0.93		(0.22)

For the Year Ended December 31, 2009 (F)
IA	$11.57	$0.01	$4.08	$4.09	$(0.01)	$–	$(0.01)	$15.65	35.39	%(G)	$408,754	0.68%		0.68%		0.06%
IB	11.53	(0.03)	4.08	4.05	–	–	–	15.58	35.06	(G)	140,368	0.93		0.93		(0.19)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended June 30, 2014 (Unaudited)	89%
For the Year Ended December 31, 2013	81
For the Year Ended December 31, 2012	85
For the Year Ended December 31, 2011	62
For the Year Ended December 31, 2010	66
For the Year Ended December 31, 2009	73

23

Hartford SmallCap Growth HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 30, 2014, collectively consist of 78 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee since 2005

        Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

        Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

        Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

        Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

24

Hartford SmallCap Growth HLS Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

        In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

        Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

        Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

        Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

        Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

        Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

25

Hartford SmallCap Growth HLS Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

        Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

        Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

        Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

        Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

        Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford SmallCap Growth HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of December 31, 2013 through June 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 31, 2013	Ending Account Value June 30, 2014	Expenses paid during the period December 31, 2013 through June 30, 2014	Beginning Account Value December 31, 2013	Ending Account Value June 30, 2014	Expenses paid during the period December 31, 2013 through June 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,023.60	$3.31	$1,000.00	$1,021.52	$3.31	0.66%	181	365
Class IB	$1,000.00	$1,022.10	$4.56	$1,000.00	$1,020.28	$4.56	0.91	181	365

27

Hartford SmallCap Growth HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

28

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain

Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal

Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information

such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal

Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSSAR-SCG14 8-14 113552-3 Printed in U.S.A.

HARTFORDFUNDS

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND 2014 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

U.S. equities (as represented by the S&P 500 Index) started 2014 on a shaky note after posting a strong 32.39% gain in 2013. However, stocks managed to maintain modest gains throughout the first quarter and returned to a generally steady climb in the second quarter. Through June 30, 2014, the S&P 500 Index advanced 7.14%. It appears that much of the market volatility during the year can be attributed to heightened international tensions. In particular, the Russian annexation of Ukraine’s Crimean Peninsula and increased tensions in Iraq were cause for concern.

On the domestic front, subdued economic and employment reports slowed stocks’ progress early in the new year, although much of the weakness seemed to dissipate as the year’s unusually harsh winter subsided. And despite initial reactions to the idea, when the U.S. Federal Reserve began tapering its quantitative-easing program in January by reducing its bond purchases by $10 billion a month, the markets took the policy change in stride.

Despite a rough start to the year for financial markets, the global economy seems to be settling into a slow-but-steady recovery. While first-quarter U.S. gross domestic product (GDP) growth was disappointing at -2.9%, U.S. consumer spending, which is a significant contributor toward economic growth, rose by 3% during the quarter. It appears that Europe is also maintaining its own recovery: The International Monetary Fund projects that Europe’s full-year GDP growth may breach positive territory for the first time since 2011.

The impact of international affairs on stocks so far this year is an important reminder to stay informed about both domestic and international economic developments, and any effects they may have on your individual investment goals. If you have not already had a mid-year review of your portfolio, it may be a good time to meet with your financial advisor to review your progress and make certain your investments are prepared for all market environments:

•	Is your portfolio properly diversified with an appropriate mix of stocks and bonds?

•	Is your portfolio positioned to take advantage of the global economic recovery, with investments in both domestic and international holdings?

•	Are your investments still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to help you reach your investment goals with confidence.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

2 The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange.

Hartford U.S. Government Securities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford U.S. Government Securities HLS Fund inception 03/24/1987
(sub-advised by Wellington Management Company, LLP)

Investment objective – The Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

Performance Overview 6/30/04 - 6/30/14

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/14)

	6 Month†	1 Year	5 Years	10 Years
U.S. Government Securities IA	2.03%	2.68%	3.07%	2.75%
U.S. Government Securities IB	2.04%	2.51%	2.83%	2.51%
Barclays Intermediate Government Bond Index	1.55%	1.53%	2.83%	3.91%

† Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund's current prospectus dated May 1, 2014, the total annual operating expense ratios for Class IA and Class IB were 0.49% and 0.74%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2014.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford U.S. Government Securities HLS Fund

Manager Discussion

June 30, 2014 (Unaudited)

Portfolio Manager
Michael F. Garrett
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford U.S. Government Securities HLS Fund returned 2.03% for the six-month period ended June 30, 2014, outperforming the Fund’s benchmark, the Barclays Intermediate Government Bond Index, which returned 1.55% for the same period. The Fund underperformed the 2.60% average return of the Lipper Intermediate U.S. Government Funds peer group, a group of funds that invest primarily in U.S. government and agency issues.

Why did the Fund perform this way?

Global fixed income markets gained during the period as expectations of prolonged easy monetary policy by major central banks and an improving, albeit below-trend, macroeconomic environment suppressed volatility. Early in the period, emerging markets dominated headlines as economic and political developments sparked risk aversion across global markets, pushing bond prices higher and yields lower amid a flight to quality. Meanwhile, central bank policies diverged. The U.S. Federal Reserve (Fed) began to wind down its quantitative easing program and the Bank of England started to prepare for interest rate rises. In contrast, the European Central Bank (ECB) announced a host of stimulus measures and the Bank of Japan maintained its easy monetary policy framework. European government bond yields fell sharply as the ECB loosened monetary policy further. In the U.S. and U.K., the Treasury curve continued to flatten as markets braced themselves for the end of quantitative easing in these economies.

Globally, credit spread sectors posted positive absolute returns and outperformed duration-equivalent government bonds as credit spreads tightened. Most currencies appreciated versus the U.S. dollar with the notable exception of European currencies, which declined following the ECB’s easing measures.

An out-of-benchmark allocation to Mortgage Backed Securities (MBS) was the main driver of performance relative to the Barclays Intermediate Government Bond Index over the period. Specifically, allocations to 30-year Fannie Mae pass-throughs, agency Collateralized Mortgage Obligations (CMOs) and non-agency Mortgage-Backed Securities (RMBS) contributed to the Fund’s relative outperformance. An allocation to U.S. TIPS and an overweight to government-sponsored agency bonds also contributed to the outperformance. Additionally, an out-of-benchmark allocation to Asset-Backed Securities (ABS), particularly exposure to autos and equipment, also contributed to relative returns. We use Treasury futures and interest rate swaps to manage duration and yield curve exposures; overall these components had a positive impact on performance.

What is the outlook?

We expect moderately stronger U.S. growth in the second half of 2014, underpinned by easing fiscal policy restraints and recovery in investment spending. Although home price appreciation is slowing from the fast pace of last year, we believe that housing demand and construction activities will continue, as the housing market returns to a more normal state. We believe that interest rates are rising to more normal levels and home prices are approaching long term fair value. We also expect to see improvements in wages and employment in the second half of 2014, which also bodes well for housing.

Meanwhile, the market has become more accepting of the Fed’s forward guidance and potential for a lower terminal rate, which has allowed short rates and volatility to remain low. The market is currently pricing in the first rate hike around the second quarter of 2015, although we acknowledge the risk that faster economic growth and stronger inflation could cause the Fed to hike rates sooner than the market expects. That said, we expect Treasury yields to rise in the second half of 2014 as economic growth picks up.

We remain tactically cautious on the MBS sector despite spreads having yet to show any material weakness. The flattening of the yield curve to date has had little impact, and spreads have been supported by low volatility and muted supply. Indeed, Fed purchases have fallen from 70% – 80% of gross issuance to below 50%. We might have expected a larger decline based on the typical seasonal spring rebound and the drop in rates, but MBS issuance has not increased meaningfully. Despite this, we continue to expect MBS spreads to widen later this year. We believe that the impact of the harsh winter weather, though deeper than it initially appeared, was temporary, and that the U.S. economy will continue its recovery, keeping the Fed’s tapering of MBS purchases on track. Eventually, we believe market participants, driven primarily by economics rather than monetary policy, will need to purchase new MBS, and we believe they will require wider spreads. In the meantime, our portfolios do not suffer from a lack of spread, since our underweights, which are concentrated in tighter, low-coupon MBS, are being replaced with Fannie Mae Delegated Underwriting and Servicing bonds. This allows us to be patient and let the rates, volatility, and MBS markets digest the Fed’s exit over the course of the summer and fall.

We expect home-price appreciation and credit performance to normalize in 2014, improving at a slower pace than 2013 but still in the mid-single-digit range. This is still a positive for the market, and consequently, we maintain our constructive outlook on the non-agency RMBS sector with long-term projected loss-adjusted yields in

3

Hartford U.S. Government Securities HLS Fund

Manager Discussion – (continued)

June 30, 2014 (Unaudited)

the range of 4% to 6%. Within the legacy sector, we favor senior securities in the prime ARM, Alt-A, and option ARM sectors. We are less enthusiastic about prime fixed, where we believe there is little potential for further spread tightening; additionally, this sector has significant duration risk. We are also less positive on subprime and interest-only loans given the higher-risk collateral and unattractive valuations.

We remain constructive on Commercial Mortgage Backed Securities (CMBS), as the sector is supported by a stronger economy, a better lending environment for commercial real estate (CRE), and a relatively benign loan maturity schedule for 2014. Overall, the outlook for CRE fundamentals is strong, with decent demand and limited new construction. We expect to see a healthy amount of new issuance in 2014, but expect underwriting standards will continue to deteriorate. We don’t expect a return to pre-crisis levels, but we are watching new underwriting carefully. In contrast to 2005 – 2007, when loan leverage increased with no commensurate increase in subordination, rating agencies have responded by increasing credit enhancement requirements on recent deals.

Looking across ABS sectors, we expect improvements in the economy to be partially offset by increased lending and modestly weaker underwriting standards. We believe this will likely cause credit performance in 2014 to fall short of post-crisis bests but still exceed long-term averages. Given this supportive backdrop, we remain constructive on the sector and favor senior and select subordinate bonds of deeper subprime auto issuers.

Diversification by Security Type
as of June 30, 2014
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	16.7%
Municipal Bonds	0.5
U.S. Government Agencies	38.5
U.S. Government Securities	44.9
Total	100.6%
Short-Term Investments	14.1
Other Assets and Liabilities	(14.7)
Total	100.0%

Credit Exposure

as of June 30, 2014

Credit Rating *	Percentage of Net Assets
Aaa / AAA	42.3
Aa / AA	50.5
A	3.8
Baa / BBB	1.6
B	0.7
Caa / CCC or Lower	0.5
Not Rated	1.2
Non-Debt Securities and Other Short-Term Instruments	14.1
Other Assets and Liabilities	(14.7)
Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund's holdings, as of the date noted, as provided by Standard and Poor's (S&P) or Moody's Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody's credit ratings in this report have been selected for several reasons, including access to information and materials provided by S&P and Moody's, as well as the Fund's consideration of industry practice. If Moody's and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as "Not Rated." Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

4

Hartford U.S. Government Securities HLS Fund

Schedule of Investments

June 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
Asset and Commercial Mortgage Backed Securities - 16.7%
	Finance and Insurance - 15.5%
	Apidos CLO
$3,385	1.71%, 04/17/2026 ■Δ	$3,382
	Ares CLO Ltd.
4,755	1.68%, 04/20/2023 ■Δ	4,675
3,135	1.73%, 04/17/2026 ■Δ	3,135
	Avalon IV Capital Ltd.
1,205	2.08%, 04/17/2023 ■Δ	1,213
	Cal Funding II Ltd.
4,217	3.47%, 10/25/2027 ■	4,265
	Capital Automotive Receivables Asset Trust
2,595	2.22%, 01/22/2019	2,627
	CFC LLC
1,203	1.65%, 07/17/2017 ■	1,206
	Credit Acceptance Automotive Loan Trust
3,595	2.21%, 09/15/2020 ■	3,643
3,345	2.29%, 04/15/2022 ■	3,374
	Dryden Senior Loan Fund
4,085	1.59%, 04/18/2026 ■Δ	4,056
	Ford Credit Floorplan Master Owner Trust
695	2.32%, 01/15/2017 Δ	711
	FREMF Mortgage Trust
2,050	3.82%, 06/25/2047 ■Δ	2,149
	Huntington Automotive Trust
1,240	1.07%, 02/15/2018	1,246
	ING Investment Management CLO Ltd.
3,400	2.08%, 03/14/2022 ■Δ	3,393
	Limerock CLO
3,400	1.73%, 04/18/2026 ■Δ	3,400
	Magnetite CLO Ltd.
2,990	2.23%, 07/25/2026 ■○☼	2,990
	Master Asset Backed Securities Trust
280	2.85%, 05/25/2033 Δ	275
	Morgan Stanley ABS Capital I
1,355	1.65%, 11/25/2032 Δ	1,335
	Morgan Stanley Dean Witter Capital I
3,340	1.69%, 03/25/2033 Δ	3,203
	Nationstar Agency Advance Funding Trust
1,815	1.89%, 02/18/2048 ■	1,775
	NYLIM Flatiron CLO Ltd.
2,000	2.13%, 07/17/2026 ■○☼	2,000
	OZLM Funding Ltd.
3,255	1.73%, 04/17/2026 ■Δ	3,255
	Sequoia Mortgage Trust
3,042	0.38%, 02/20/2035 Δ	2,922
	Springleaf Funding Trust
2,890	2.41%, 12/15/2022 ■	2,895
	Springleaf Mortgage Loan Trust
7,724	1.27%, 06/25/2058 ■	7,696
3,870	1.57%, 12/25/2059 ■	3,869
4,299	2.22%, 10/25/2057 ■	4,354
	Structured Asset Securities Corp.
1,703	1.65%, 02/25/2033 Δ	1,659
	Thornburg Mortgage Securities Trust
8,027	2.23%, 04/25/2045 Δ	8,145
	Voya CLO Ltd.
1,370	1.68%, 07/17/2026 ■Δ	1,367
	WaMu Mortgage Pass-Through Certificates
2,606	2.14%, 03/25/2033 Δ	2,615
2,958	2.35%, 10/25/2035 Δ	2,877
	Wells Fargo Mortgage Backed Securities Trust
2,973	2.49%, 09/25/2033 Δ	3,021
		98,728

	Transportation Equipment Manufacturing - 1.2%
	TAL Advantage LLC
7,826	2.83%, 02/22/2038 ■	7,797

	Total Asset and Commercial Mortgage Backed Securities
	(Cost $105,120)	$106,525

Municipal Bonds - 0.5%
	Utilities - Combined - 0.5%
	Utility Debt Securitization Auth, New York
$2,920	3.44%, 12/15/2025	$3,048

	Total Municipal Bonds
	(Cost $2,920)	$3,048

U.S. Government Agencies - 38.5%
	FHLMC - 12.3%
$5,963	0.53%, 04/25/2020 Δ	$5,977
12,735	1.57%, 01/25/2022	12,620
6,164	2.57%, 06/01/2042 Δ	6,354
5,000	3.00%, 07/15/2027 ☼	5,183
6,000	3.50%, 11/15/2025	6,301
179	4.50%, 12/01/2018	189
18,371	5.50%, 05/15/2033 Ф	19,922
7,707	5.50%, 06/01/2034 - 12/01/2039	8,593
8,190	6.00%, 10/01/2021 - 09/01/2034	9,017
3,297	6.50%, 09/01/2014 - 09/01/2032	3,719
582	7.00%, 10/01/2026 - 11/01/2032	660
12	7.50%, 05/01/2024 - 06/01/2025	13
28	8.00%, 08/01/2024 - 10/01/2024	30
1	8.50%, 10/01/2024	1
12	10.00%, 11/01/2020	13
		78,592
	FNMA - 24.5%
8,424	1.49%, 03/01/2018	8,454
3,545	2.22%, 10/01/2022	3,448
8,344	2.25%, 10/01/2022	8,126
3,570	2.31%, 10/01/2022	3,488
2,312	2.35%, 10/01/2022	2,265
920	2.36%, 06/01/2019	938
746	2.40%, 10/01/2022	733
1,080	2.52%, 10/01/2022	1,070
2,104	2.56%, 01/01/2019	2,181
1,584	2.65%, 07/01/2019	1,627
1,308	2.72%, 05/01/2021	1,339
275	2.83%, 05/01/2021	283
22,700	3.00%, 07/15/2029 - 07/15/2044 ☼	22,730
64	3.05%, 10/01/2020	68
1,618	3.25%, 04/01/2021 - 11/01/2021	1,699
305	3.27%, 05/01/2021	321
12,367	3.50%, 11/01/2021 - 07/15/2044 ☼	12,756
7,743	3.74%, 06/01/2018	8,377
9,800	4.00%, 07/15/2044 ☼	10,400
20,900	4.50%, 07/15/2044 ☼	22,634

The accompanying notes are an integral part of these financial statements.

5

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
U.S. Government Agencies - 38.5% - (continued)
	FNMA - 24.5% - (continued)
$17,805	5.00%, 08/01/2018 - 07/15/2044 ☼	$19,727
2,734	5.50%, 08/01/2015 - 08/01/2019	2,923
12,988	6.00%, 07/01/2014 - 02/01/2037	14,632
796	6.50%, 06/25/2029 Ф	892
4,037	6.50%, 11/01/2014 - 09/01/2032	4,607
479	7.00%, 03/01/2015 - 02/01/2032	546
18	7.50%, 06/01/2023	20
94	8.00%, 10/01/2029 - 02/01/2031	106
1	8.50%, 04/01/2017	2
27	9.00%, 08/01/2020 - 09/01/2021	27
		156,419
	GNMA - 1.7%
1,856	5.00%, 01/20/2034	2,060
2,105	5.50%, 09/20/2033	2,291
1,468	6.00%, 01/15/2033 - 02/15/2033	1,696
2,373	6.50%, 12/15/2028 - 01/15/2032	2,688
1,161	7.00%, 06/20/2030 - 10/15/2032	1,315
362	7.50%, 04/15/2022 - 04/20/2030	405
51	8.50%, 09/15/2019 - 03/15/2030	54
		10,509
	Total U.S. Government Agencies
	(Cost $239,305)	$245,520

U.S. Government Securities - 44.9%
Other Direct Federal Obligations - 18.8%
	FHLB - 18.8%
$16,335	1.75%, 12/14/2018	$16,477
20,665	4.13%, 03/13/2020	23,088
26,000	5.25%, 12/09/2022	31,068
45,500	5.38%, 05/18/2016	49,667
		120,300
U.S. Treasury Securities - 26.1%
	U.S. Treasury Notes - 26.1%
90,100	0.88%, 04/30/2017 ‡	90,262
4,480	2.13%, 08/15/2021	4,477
29,800	2.13%, 01/15/2019 ◄	37,060
33,000	2.63%, 01/31/2018 ‡	34,727
		166,526
	Total U.S. Government Securities
	(Cost $282,728)	$286,826

	Total Long-Term Investments
	(Cost $630,073)	$641,919

Short-Term Investments - 14.1%
Repurchase Agreements - 14.1%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
07/01/2014 in the amount of $7,638,
collateralized by FHLMC 2.23% - 5.99%, 2030
- 2044, FNMA 2.31% - 6.34%, 2020 - 2042,
	value of $7,791)
$7,638	0.10%, 6/30/2014	$7,638
Bank of Montreal TriParty Repurchase
Agreement (maturing on 07/01/2014 in the
amount of $11,669, collateralized by U.S.
Treasury Bill 0.13%, 2015, U.S. Treasury Bond
2.75% - 10.63%, 2015 - 2044, U.S. Treasury
Note 0.13% - 4.50%, 2014 - 2024, value of
	$11,902)
11,669	0.09%, 6/30/2014	11,669
Bank of Montreal TriParty Repurchase
Agreement (maturing on 07/01/2014 in the
amount of $4,976, collateralized by FHLMC
2.00% - 5.50%, 2018 - 2041, FNMA 2.00% -
4.50%, 2026 - 2042, GNMA 3.00% - 4.00%,
2042 - 2043, U.S. Treasury Bill 0.05%, 2014,
U.S. Treasury Note 0.75%, 2018, value of
	$5,076)
4,976	0.11%, 6/30/2014	4,976
	Barclays Capital TriParty Repurchase Agreement (maturing on 07/01/2014 in the amount of $4,603, collateralized by U.S. Treasury Note 0.63% - 0.88%, 2018 - 2019, value of $4,695)
4,603	0.07%, 6/30/2014	4,603
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
07/01/2014 in the amount of $10,604,
collateralized by U.S. Treasury Bond 4.38% -
7.50%, 2016 - 2040, U.S. Treasury Note
	0.50% - 3.00%, 2014 - 2020, value of $10,816)
10,604	0.06%, 6/30/2014	10,604
	RBS Securities Inc. TriParty Repurchase Agreement (maturing on 07/01/2014 in the amount of $16,252, collateralized by U.S. Treasury Note 0.38% - 3.13%, 2015 - 2022, value of $16,577)
16,252	0.08%, 6/30/2014	16,252
	TD Securities TriParty Repurchase Agreement (maturing on 07/01/2014 in the amount of $33,828, collateralized by FHLMC 3.50% - 4.00%, 2026 - 2044, FNMA 2.50% - 5.00%, 2025 - 2043, value of $34,504)
33,828	0.11%, 6/30/2014	33,828
	UBS Securities Repurchase Agreement (maturing on 07/01/2014 in the amount of $139, collateralized by U.S. Treasury Note 2.13%, 2020, value of $142)
139	0.05%, 6/30/2014	139
		89,709
	Total Short-Term Investments
	(Cost $89,709)	$89,709

Total Investments
(Cost $719,782) ▲	114.7%	$731,628
Other Assets and Liabilities	(14.7)%	(93,894)
Total Net Assets	100.0%	$637,734

The accompanying notes are an integral part of these financial statements.

6

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2014, the cost of securities for federal income tax purposes was $719,782 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,372
Unrealized Depreciation	(1,526)
Net Unrealized Appreciation	$11,846

Δ	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2014.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2014, the aggregate value of these securities was $75,889, which represents 11.9% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $95,548 at June 30, 2014.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Ф	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

Cash pledged and received as collateral in connection with derivatives at June 30, 2014.

	Pledged	Received
Futures contracts	$249	$—
Total	$249	$—

Futures Contracts Outstanding at June 30, 2014

	Number of	Expiration	Notional	Market	Unrealized Appreciation/(Depreciation)		Variation Margin
Description	Contracts*	Date	Amount	Value ╪	Asset	Liability	Asset	Liability
Long position contracts:
U.S. Treasury 10-Year Note Future	278	09/19/2014	$34,648	$34,798	$150	$—	$36	$(14)
U.S. Treasury 2-Year Note Future	91	09/30/2014	19,994	19,983	—	(11)	3	—
U.S. Treasury 5-Year Note Future	87	09/30/2014	10,389	10,393	4	—	6	—
Total					$154	$(11)	$45	$(14)
Short position contracts:
U.S. Treasury 30-Year Bond Future	137	09/19/2014	$18,882	$18,795	$87	$—	$—	$(39)

Total futures contracts					$241	$(11)	$45	$(53)

* The number of contracts does not omit 000's.

Securities Sold Short Outstanding at June 30, 2014

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 5.50%	$5,800	07/15/2044	$6,473	$(34)

At June 30, 2014, the aggregate market value of these securities represents 1.0% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

Hartford U.S. Government Securities HLS Fund

Investment Valuation Hierarchy Level Summary

June 30, 2014 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset and Commercial Mortgage Backed Securities	$106,525	$—	$77,677	$28,848
Municipal Bonds	3,048	—	3,048	—
U.S. Government Agencies	245,520	—	245,520	—
U.S. Government Securities	286,826	—	286,826	—
Short-Term Investments	89,709	—	89,709	—
Total	$731,628	$—	$702,780	$28,848
Futures *	$241	$241	$—	$—
Total	$241	$241	$—	$—
Liabilities:
Securities Sold Short	$6,473	$—	$6,473	$—
Total	$6,473	$—	$6,473	$—
Futures *	$11	$11	$—	$—
Total	$11	$11	$—	$—

♦	For the six-month period ended June 30, 2014, there were no transfers between Level 1 and Level 2.
*	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of June 30, 2014
Assets:
Asset & Commercial Mortgage Backed Securities	$37,022	$6	$66	†	$—	$7,880	$(3,074)	$—	$(13,052)	$28,848
Corporate Bonds	2,960	—	—		—	—	—	—	(2,960)	—
Total	$39,982	$6	$66		$—	$7,880	$(3,074)	$—	$(16,012)	$28,848

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at June 30, 2014 was $66.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

Hartford U.S. Government Securities HLS Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $630,073)	$641,919
Investments in repurchase agreements, at market value (cost $89,709)	89,709
Cash	468	*
Receivables:
Investment securities sold	42,218
Fund shares sold	72
Dividends and interest	2,221
Variation margin on financial derivative instruments	45
Total assets	776,652
Liabilities:
Securities sold short, at market value (proceeds $6,439)	6,473
Payables:
Investment securities purchased	131,224
Fund shares redeemed	1,000
Variation margin on financial derivative instruments	53
Investment management fees	39
Distribution fees	4
Accrued expenses	125
Total liabilities	138,918
Net assets	$637,734
Summary of Net Assets:
Capital stock and paid-in-capital	$743,420
Undistributed net investment income	18,203
Accumulated net realized loss	(135,931)
Unrealized appreciation of investments	12,042
Net assets	$637,734
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$10.53
Shares outstanding	49,658
Net assets	$523,132
Class IB: Net asset value per share	$10.49
Shares outstanding	10,930
Net assets	$114,602

* Cash of $249 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at June 30, 2014.

The accompanying notes are an integral part of these financial statements.

10

Hartford U.S. Government Securities HLS Fund

Statement of Operations

For the Six-Month Period Ended June 30, 2014 (Unaudited)

(000’s Omitted)

Investment Income:
Interest	6,112
Total investment income, net	6,112

Expenses:
Investment management fees	1,479
Transfer agent fees	3
Distribution fees - Class IB	149
Custodian fees	2
Accounting services fees	40
Board of Directors' fees	12
Audit fees	8
Other expenses	66
Total expenses	1,759
Net Investment Income	4,353

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	2,981
Net realized loss on securities sold short	(277)
Net realized loss on futures contracts	(1,255)
Net Realized Gain on Investments and Other Financial Instruments	1,449

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:	8,042
Net unrealized appreciation of investments	7,914
Net unrealized depreciation of securities sold short	(24)
Net unrealized appreciation of futures contracts	152
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	8,042
Net Gain on Investments and Other Financial Instruments	9,491
Net Increase in Net Assets Resulting from Operations	$13,844

The accompanying notes are an integral part of these financial statements.

11

Hartford U.S. Government Securities HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
Operations:
Net investment income	$4,353	$9,164
Net realized gain (loss) on investments and other financial instruments	1,449	(2,079)
Net unrealized appreciation (depreciation) of investments and other financial instruments	8,042	(23,496)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,844	(16,411)
Distributions to Shareholders:
From net investment income
Class IA	—	(15,681)
Class IB	—	(2,866)
Total distributions	—	(18,547)
Capital Share Transactions:
Class IA
Sold	16,903	73,225
Issued on reinvestment of distributions	—	15,681
Redeemed	(61,396)	(337,416)
Total capital share transactions	(44,493)	(248,510)
Class IB
Sold	2,892	16,213
Issued on reinvestment of distributions	—	2,866
Redeemed	(14,586)	(63,206)
Total capital share transactions	(11,694)	(44,127)
Net decrease from capital share transactions	(56,187)	(292,637)
Net Decrease in Net Assets	(42,343)	(327,595)
Net Assets:
Beginning of period	680,077	1,007,672
End of period	$637,734	$680,077
Undistributed (distribution in excess of) net investment income	$18,203	$13,850
Shares:
Class IA
Sold	1,627	6,922
Issued on reinvestment of distributions	—	1,530
Redeemed	(5,887)	(32,056)
Total share activity	(4,260)	(23,604)
Class IB
Sold	280	1,542
Issued on reinvestment of distributions	—	280
Redeemed	(1,404)	(6,009)
Total share activity	(1,124)	(4,187)

The accompanying notes are an integral part of these financial statements.

12

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

(000’s Omitted)

Organization:

Hartford U.S. Government Securities HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available.  There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Company's Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed

13

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter ("OTC") options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company's Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements."

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with

14

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input *	Input Value(s) Range (Weighted Average) ‡	Fair Value at June 30, 2014
Assets:
Asset and Commercial Mortgage Backed Securities:
Cost	Recent trade price	$100.00	4,990
	Date	6/5/2014 - 6/13/2014
Discounted cash flow	Internal rate of return	1.3% - 4.5% (1.9%)	19,188
	Life expectancy (in months)	19 - 160 (30)
Indicative market quotations	Broker Quote †	$97.80 - $100.18 ($99.27)	4,670
Total			$28,848

*	Significant changes to any unobservable inputs may result in a significant change to the fair value.
‡	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
†	The broker quote represents the best available estimate of fair value per share as of June 30, 2014.

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations.

Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

15

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), Regulated Investment Companies ("RICs"), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

Securities and Other Investments:

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of June 30, 2014.

Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company's Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of June 30, 2014.

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of June 30, 2014.

16

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund, as shown on the Schedule of Investments, had open dollar roll transactions as of June 30, 2014.

Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of June 30, 2014.

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had outstanding mortgage related and other asset backed securities as of June 30, 2014.

Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed

17

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2014.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$45	$—	$—	$—	$—	$—	$45
Total	$45	$—	$—	$—	$—	$—	$45

Liabilities:
Variation margin payable *	$53	$—	$—	$—	$—	$—	$53
Total	$53	$—	$—	$—	$—	$—	$53

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $230 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures contracts	$(1,255)	$—	$—	$—	$—	$—	$(1,255)
Total	$(1,255)	$—	$—	$—	$—	$—	$(1,255)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures contracts	$152	$—	$—	$—	$—	$—	$152
Total	$152	$—	$—	$—	$—	$—	$152

Balance Sheet Offsetting Information - Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities

18

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Futures Commission Merchant's (FCM) custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of June 30, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Futures contracts - Variation margin receivable	$45	$(45)	$—	$—	$—
Total subject to a master netting or similar arrangement	$45	$(45)	$—	$—	$—

* Gross amounts presented as no amounts are netted within the Statements of Assets and Liabilities.

Offsetting of Financial Liabilities and Derivative Liabilities as of June 30, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged		Net Amount (not less than $0)
Description
Futures contracts - Variation margin payable	$53	$(45)	$—	$(249	)†	$—
Total subject to a master netting or similar arrangement	$53	$(45)	$—	$(249)		$—

* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

† Pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative contracts held at June 30, 2014.

Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

19

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Federal Income Taxes:

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Ordinary Income	$18,547	$28,965

As of December 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$13,850
Accumulated Capital and Other Losses*	(137,302)
Unrealized Appreciation†	3,922
Total Accumulated Deficit	$(119,530)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

20

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$4,685
Accumulated Net Realized Gain (Loss)	11,531
Capital Stock and Paid-in-Capital	(16,216)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2013 (tax year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2014	$15,888
2017	25,163
2018	58,150
Total	$99,201

As of December 31, 2013, the Fund had $16,217 in expired capital loss carryforwards.

Capital loss carryforwards with no expiration:

Amount
Short-Term Capital Loss Carryforward	$4,783
Long-Term Capital Loss Carryforward	33,318
Total	$38,101

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

21

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Expenses:

Investment Management Agreement –  Hartford Funds Management Company, LLC ("HFMC") serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP ("Wellington Management") under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of June 30, 2014; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.4500%
On next $500 million	0.4450%
On next $1.5 billion	0.4400%
On next $2.5 billion	0.4350%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

Distribution Plan for Class IB Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Other Related Party Transactions – Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

22

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

Investment Transactions:

For the six-month period ended June 30, 2014, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding U.S. Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$811,935	$46,293	$858,228
Sales Proceeds	840,466	70,739	911,205

Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2014, the Fund did not have any borrowings under this facility.

Industry Classifications:

Other than the industry classifications "Other Investment Pools and Funds" and "Exchange Traded Funds," equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor's.

Indemnifications:

Under the Company's organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

23

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2014 (Unaudited)

(000’s Omitted)

In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (the “Investment Manager”), which assumed the role as investment adviser to the funds as of January 2013. The Investment Manager and HIFSCO dispute the allegations and intend to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

24

Hartford U.S. Government Securities HLS Fund

Financial Highlights

	─ Selected Per-Share Data(A) ─										─ Ratios and Supplemental Data ─
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income (Loss) to Average Net Assets

For the Six-Month Period Ended June 30, 2014 (Unaudited)
IA	$10.32	$0.07	$0.14	$0.21	$—	$—	$—	$10.53	2.03	%(D)	$523,132	0.49	%(E)	0.49	%(E)	1.37	%(E)
IB	10.28	0.06	0.15	0.21	—	—	—	10.49	2.04	(D)	114,602	0.74	(E)	0.74	(E)	1.12	(E)

For the Year Ended December 31, 2013
IA	$10.75	$0.12	$(0.30)	$(0.18)	$(0.25)	$—	$(0.25)	$10.32	(1.68)%		$556,169	0.49%		0.49%		1.14%
IB	10.71	0.09	(0.30)	(0.21)	(0.22)	—	(0.22)	10.28	(1.97)		123,908	0.74		0.74		0.89

For the Year Ended December 31, 2012 (F)
IA	$10.68	$0.16	$0.22	$0.38	$(0.31)	$—	$(0.31)	$10.75	3.70%		$833,735	0.48%		0.48%		1.20%
IB	10.63	0.13	0.23	0.36	(0.28)	—	(0.28)	10.71	3.44		173,937	0.73		0.73		0.95

For the Year Ended December 31, 2011 (F)
IA	$10.46	$0.21	$0.30	$0.51	$(0.29)	$—	$(0.29)	$10.68	4.87%		$907,046	0.48%		0.48%		1.61%
IB	10.40	0.19	0.29	0.48	(0.25)	—	(0.25)	10.63	4.61		194,273	0.73		0.73		1.36

For the Year Ended December 31, 2010
IA	$10.53	$0.28	$0.14	$0.42	$(0.49)	$—	$(0.49)	$10.46	3.79%		$1,038,534	0.47%		0.47%		2.59%
IB	10.48	0.25	0.12	0.37	(0.45)	—	(0.45)	10.40	3.53		231,188	0.72		0.72		2.34

For the Year Ended December 31, 2009 (F)
IA	$10.19	$0.40	$(0.06)	$0.34	$—	$—	$—	$10.53	3.38%		$1,132,301	0.49%		0.49%		3.63%
IB	10.16	0.39	(0.07)	0.32	—	—	—	10.48	3.12		274,898	0.74		0.74		3.39

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six-Month Period Ended June 30, 2014 (Unaudited)	36%
For the Year Ended December 31, 2013	39
For the Year Ended December 31, 2012	86
For the Year Ended December 31, 2011	426
For the Year Ended December 31, 2010	270
For the Year Ended December 31, 2009	151

25

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company (the "Directors") appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company's Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 30, 2014, collectively consist of 78 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Quade may be sent to 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. ("HSF") and Hartford HLS Series Fund II, Inc. ("HSF2"), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee since 2005

        Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to current). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

        Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

        Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

        Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

26

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

        In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

        Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

        Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

        Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee since 2005

        Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group Ltd. (October 2003 to current); One Beacon Insurance (October 2006 to current); Symetra Financial (August 2007 to current) and is a Managing Director of Whittington Gray Associates (January 2007 to current).

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

        Mr. Annoni currently serves as the Assistant Vice President of HLIC (February 2004 to present) and Senior Vice President of HFMG (December 2013 to present). Mr. Annoni has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Annoni joined The Hartford in 2001.

27

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited) – (continued)

Michael R. Dressen (1963) AML Compliance Officer since 2011

        Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

        Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

        Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

        Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

        Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and also serves as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

Martin A. Swanson (1962) Vice President since 2010

        Mr. Swanson currently serves as Vice President of HLIC. Mr. Swanson also serves as Managing Director, Chief Marketing Officer and Principal of HFD and Managing Director of HFMG. Mr. Swanson has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

Hartford U.S. Government Securities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of December 31, 2013 through June 30, 2014.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 31, 2013	Ending Account Value June 30, 2014	Expenses paid during the period December 31, 2013 through June 30, 2014	Beginning Account Value December 31, 2013	Ending Account Value June 30, 2014	Expenses paid during the period December 31, 2013 through June 30, 2014	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,020.30	$2.45	$1,000.00	$1,022.36	$2.46	0.49%	181	365
Class IB	$1,000.00	$1,020.40	$3.71	$1,000.00	$1,021.12	$3.71	0.74	181	365

29

Hartford U.S. Government Securities HLS Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

30

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain

Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures

to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to

discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal

Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information

such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal

Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; Champlain Life Reinsurance Company; DMS R, LLC; Eloy R, LLC; Ersatz Corporation; First State Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Hartford Equity Sales Company, Inc.; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Funds Distributors, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Residual Market, L.C.C.; Hartford Retirement Services, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters Insurance Company; Hartford Technology Services Company, L.L.C.; Hartford of Texas General Agency, Inc.; Hartford Underwriters General Agency, Inc.; HARTRE Company, L.C.C.; HL Investment Advisors, LLC; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC: Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; White River Life Reinsurance Company.

HPP Revised January 2014

HARTFORD HLS FUNDS

P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

HLSSAR-USGS14 8-14 113556-3 Printed in U.S.A.

Item 2. Code of Ethics.

Not applicable to this semi-annual filing

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached herewith.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: August 12, 2014	By: /s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 12, 2014	By: /s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: August 12, 2014	By: /s/ Mark A. Annoni
Mark A. Annoni, Vice President,
Treasurer and Controller